UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22883

ARK ETF Trust

(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC

3 East 28th Street, 7th Floor
New York, NY 10016

(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 426-7040

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ARK ETF TRUST
ANNUAL REPORT
JULY 31, 2020
INVESTING AT THE PACE OF INNOVATION
ARK Genomic Revolution ETF (ARKG)
ARK Autonomous Technology & Robotics ETF (ARKQ)
ARK Innovation ETF (ARKK)
ARK Next Generation Internet ETF (ARKW)
ARK Fintech Innovation ETF (ARKF)
The 3D Printing ETF (PRNT)
The ARK Israel Innovative Technology ETF (IZRL)
ARK Invest | 3 E. 28th Street, 7th Floor, New York, NY 10016 | 212.426.7040 | info@ark-invest.com | ark-funds.com

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be made available on http://ark-funds.com/investor-resources, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling (212) 426-7040.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call (212) 426-7040 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

The principal risks of investing in the ARK ETFs include: Market Risk. The value of the Funds’ assets will fluctuate as the markets in which the Funds invest fluctuate. The value of the Funds’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, exchange trading suspensions and closures (including exchanges of a Fund’s underlying securities), infectious disease outbreaks or pandemics, terrorism, regulatory events and government controls, that affect large portions of the market. Equity Securities Risk: The value of the equity securities the Funds hold may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Funds hold operate or factors relating to specific companies in which the Funds invest (e.g., litigation or government regulation), among other factors. Foreign Securities Risk: Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities such as risks of currency exchange rates, differences in foreign accounting and legal standards, and government restrictions on repatriation of capital. Health Care Sector Risk: Companies in the health care sector may be adversely affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Consumer Discretionary Risk: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns. Industrials Sector Risk: Companies in the industrials sector may be adversely affected by changes in government regulation (such as through the imposition or removal of tariffs), world events, economic conditions, environmental damages, product liability claims and exchange rates. Information Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. The markets in which many information technology companies compete face rapidly evolving industry standards and government regulations, frequent new service and product announcements, introductions and enhancements, and changing customer demands. Communications Sector Risk: Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Financial Technology Sector Risk: Companies in the financial technology (“FinTech”) sector that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. FinTech companies may not currently derive any revenue, and there is no assurance that such companies will derive any revenue from innovative technologies in the future. Cryptocurrency Investment Risk: The Funds may have exposure to cryptocurrency, such as bitcoin, indirectly through an investment in a grantor trust (e.g., the Grayscale Bitcoin Trust (BTC)) that will experience any associated volatility of the underlying cryptocurrency. The Funds’ exposure to cryptocurrencies may change over time and, accordingly, such exposure may not always be present in the Funds’ portfolios. Cryptocurrencies such as bitcoin are not “fiat” currencies of any central bank or government and currently are not subject to the authority of any central bank or government authority and are therefore not backed by any government, and regulatory and tax treatment of cryptocurrencies continues to develop. Please see the ARK ETFs’ current prospectuses for more detailed descriptions of the risks of investing in the ARK ETFs.
The views expressed in the Shareholder Letter are those of ARK Investment Management LLC (“ARK”) as of July 31, 2020. Management’s Discussion of Fund Performance presents information about the ARK ETFs’ holdings that is believed to be accurate, and the views of the Funds’ portfolio manager, as of July 31, 2020. The Shareholder Letter and Management’s Discussion of Fund Performance may not necessarily reflect the views or holdings on the date this Annual Report is first published or anytime thereafter. The information in the Shareholder Letter and Management’s Discussion of Fund Performance may change, and the ARK ETFs disclaim any obligation to advise shareholders of any such changes. Certain information was obtained from sources that ARK believes to be reliable; however, ARK does not guarantee the accuracy or completeness of any information obtained from any third party.
Portfolio holdings will change and should not be considered as investment advice or a recommendation to buy, sell or hold any particular security. Please visit www.ark-funds.com for the most current list of portfolio holdings for the ARK ETFs.
The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in an ARK ETF will not exactly match those in an index, and performance of an ARK ETF will differ from the performance of an index. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Shareholder Letter
(Unaudited)
Dear Shareholder:
ARK Investment Management LLC (“ARK”), the investment adviser to the ARK ETFs, specializes in thematic investing in disruptive innovation. Specifically, ARK offers investment strategies focused solely on disruptive innovations centered around five innovation platforms: robotics/automation, energy storage, genomic sequencing, artificial intelligence, and blockchain technology. According to ARK estimates, these five innovation platforms should generate more than $50 trillion in business value and wealth creation over the next 10 − 15 years. Today, we believe they account for less than $6 trillion in global equity market capitalization.
ARK’s goal is to invest at the pace of innovation based on the belief that technologically enabled change is occurring at an accelerated rate, challenging benchmarks and index-based products to adjust to this rapid pace of change. As of this writing, we are facing the global economic consequences of the coronavirus pandemic and we believe that the turbulence is giving innovation another opportunity to break through the traditional world order. As is typical during periods of turbulence and fear, consumers and businesses are willing to think differently and change their behavior patterns. As both look for more cost effective, productive, and/or creative ways to solve problems and satisfy their needs, we believe that disruptive innovation will take root and gain significant market share.
Based on our research, innovation should be considered a strategic allocation, if not a sub-asset class, in global public equity portfolios, much as emerging markets have evolved during the last 40 years. In our ever-changing world, as industries are disintermediated or displaced, and lifespans of companies shorten, investors should capitalize on alternative sources of growth by rethinking traditional asset allocation. Specifically, we believe that investors should consider whether or not they have incorporated disruptive innovation in their portfolio construction.
On the following pages, you will find information relating to your ARK ETF investment. If you have any questions, I encourage you to contact your financial advisor or ARK directly. You can find additional information, including our daily portfolio holdings, on the ARK ETF website located at: www.ark-funds.com.
We appreciate the opportunity to help you meet your investment goals and thank you for enabling us to invest for you at the pace of innovation!
Sincerely,
Catherine D. Wood
Chief Investment Officer and Chief Executive Officer
ARK Investment Management LLC

Management’s Discussion of Fund Performance
(Unaudited)
Market Review and Investment Strategy
In the fiscal year ended July 31, 2020, global equity markets appreciated on balance despite a record spike in volatility, as measured by the CBOE VIX, caused by the coronavirus (COVID-19) pandemic. Prior to COVID-19 hitting US shores, broad-based equites hit all-time highs and then dropped into a sharp 30%+ bear market in March 2020. Indeed, March marked the worst month since the Global Financial Crisis in 2008, as investors sold stocks indiscriminately on fears that the COVID-19 crisis would send the global economy into a tailspin. During the second quarter of 2020, broad-based equity indexes — as measured by the S&P 500 Index and MSCI World Index — rebounded from the COVID-19 crisis more rapidly than they did after the Global Financial Crisis in 2008-2009.
Because fiscal and monetary policy makers have responded with record-breaking measures to address the economic fallout from COVID-19, fears of an extended global recession appear to have dissipated. That said, during June, a resurgence of  “hot spots” in China and the US boosted equity market volatility once again. Meanwhile, the US Treasury yield curve steepened slightly, with the 10-year Treasury yield stabilizing in the 65-basis point (bp) range and the 90-day Treasury rate edging lower to 14bp.
Because the panic appeared to have peaked and most countries have “bent the curve”, equities — as measured by the MSCI World Index — have recovered more than half of this year’s loss. In our view, the markets discounted a significant amount of bad news and overdid it in March. In turn, the stock rout highlighted the seriousness of COVID-19, not only galvanizing government policymakers into sweeping moves to mitigate and reverse its impact on the global economy, but also impressing upon individuals and businesses the importance of contributing to the solution with social distancing and better hygiene. The resurgence of virus hot spots in both China and the US has reinforced the importance of these precautionary measures. At the same time, the consumer saving rate in the US has continued at record breaking levels, 34% and 24% in April and May, respectively, likely mirroring high rates in the rest of the world and suggesting that pent-up consumer demand will support the recovery now under way. Indeed, given the significant drawdown in US retail inventories in April and May, businesses seem to have been caught off guard and are scrambling to catch up.
While disruptive innovation tends to take root during tumultuous times, enabling companies to cut costs, equity volatility tends to push investment flows back to the more traditional benchmarks against which risk is measured. Most of these benchmarks do not include many of the stocks associated with disruptive innovation. ARK seeks to capitalize on opportunities missed as investors gravitate toward traditional benchmarks during uncertain times, while companies causing or embracing disruptive innovation enter accelerated growth trajectories.
ARK continues to research and discover companies that are causing or embracing disruptive innovation, and that are creating pockets of rapid growth in an otherwise sluggish growth environment. Relative to the S&P 500 Index and the MSCI World Index, ARK’s active ETFs outperformed these broad-based indexes during the fiscal year ended July 31, 2020, while ARK’s self-indexed ETFs turned in mixed performance.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Genomic Revolution ETF (ARKG)
The ARK Genomic Revolution ETF is an actively managed exchange traded fund that invests in companies across multiple sectors, including health care, information technology, materials, energy and consumer discretionary, that are relevant to the Fund’s investment theme of the genomics revolution.
During the fiscal year ended July 31, 2020, the ARK Genomic Revolution ETF (ARKG) outperformed the S&P 500 and the MSCI World Index.
The top contributors to ARKG’s performance were Arcturus Therapeutics (ARCT), Compugen (CGEN), CRISPR Therapeutics (CRSP), Inovio Pharmaceuticals (INO), and Teladoc (TDOC). Compugen (CGEN) contributed to performance due to the success of its TIGIT and PVRIG programs. The FDA cleared an IND application for a Phase 1/2 study evaluating COM701, an anti-PVRIG antibody, in combination with Opdivo, a check point inhibitor, and Bristol Myers Squibb’s investigational anti-TIGIT antibody in patients with advanced solid tumors. Inovio Pharmaceuticals (INO) also contributed after announcing that the Coalition for Epidemic Preparedness Innovations (CEPI) granted it $9 million to begin work on a vaccine to prevent infection from COVID-19. According to the company, INO-4800, which entered human trials on April 6, 2020, should be available in significant quantities before year-end. Inovio’s proprietary dMAb platform also could enable novel immunotherapies to fight cancer and infectious diseases. Teladoc (TDOC) contributed as the adoption of virtual care services accelerated during the COVID-19 crisis. Teladoc’s telemedicine infrastructure scaled successfully as thousands of patients and physicians sought to interact digitally. The shift towards virtual care should increase both physician productivity and patient satisfaction.
The biggest detractors to ARKG’s performance were Rubius Therapeutics (RUBY), Codexis (CDNA), Pacific Biosciences (PACB), Ionis Pharmaceuticals (IONS), and Precigen (PGEN). Rubius Therapeutics (RUBY) detracted from performance after results from the first patient treated with its lead asset for phenylketonuria (PKU) were uninterpretable and the company decided to pivot away from rare diseases and focus on oncology. Pacific Biosciences (PACB) detracted from performance after the FTC challenged its purchase by Illumina (ILMN) on anti-trust grounds. Illumina agreed to pay Pacific Biosciences a $98 million termination fee. Precigen (PGEN) detracted from performance following a disappointing fourth quarter and year-end 2019 earnings report in addition to several governance and structural changes which unsettled investors, not to mention the COVID-19 related disruptions to its gene and cell therapy clinical trials in 2020.
Average Annual Total Returns as of 7/31/20
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Genomic Revolution ETF (ARKG)
Net Asset Value	60.41%	37.02%	20.33%	20.05%
Market Price	60.05%	36.92%	20.21%	20.06%
S&P 500 Index	11.96%	12.01%	11.49%	11.21%
MSCI World Net Index	7.23%	7.52%	7.52%	7.59%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/20 (At Net Asset Value)
*
ARKG’s inception date is 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKG is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Autonomous Technology & Robotics ETF (ARKQ)
The ARK Autonomous Technology & Robotics ETF is an actively managed exchange traded fund that invests in securities of autonomous technology and robotics companies that are relevant to the Fund’s investment theme of robotics and autonomous technology.
During the fiscal year ended July 31, 2020, the ARK Robotics & Autonomous Technology ETF (ARKQ) outperformed the S&P 500 and the MSCI World Index.
The top contributors to ARKQ’s performance were Tesla (TSLA), 2U (TWOU), Nvidia (NVDA), Proto Labs (PRLB), and Teradyne (TER). Tesla’s (TSLA) first quarter 2020 deliveries surpassed analysts’ expectations before its Fremont factory shut down in response to the COVID-19 crisis. After Fremont reopened in early May, analysts began to anticipate better than expected second quarter deliveries as well as the potential for a Terafactory for Cybertruck production in Austin, Texas. Tesla continues to gain market share, now roughly a quarter of the global electric vehicle market. 2U (TWOU) contributed as analysts focused on the increase in demand for online education, and 2U’s robust position, in the midst of the COVID-19 crisis. 2U surpassed first quarter 2020 expectations on both the top and bottom line, and announced a new undergraduate program at Simmons University. Proto Labs (PRLB) contributed to performance after beating analyst expectations for its rapid turn manufacturing services during the COVID-19 pandemic. It also shipped 4 million parts associated with COVID-19 applications.
The biggest detractors from ARKQ’s performance were Stratasys (SSYS), Aptiv (APTV), Cornerstone OnDemand (CSOD), Kratos Defense & Security Solutions (KTOS), and Rakuten (4755 JP). Stratasys’ (SSYS) 3D printing services suffered from a sluggish industrial recovery which then collapsed in response to the COVID-19 crisis. Aerospace and autos were particularly hard hit. In December 2019, Stratasys appointed a new CEO and in mid-2020 announced a 10% reduction in its global workforce. Aptiv (APTV) also detracted as the auto industry shut factories in response to COVID-19. In March 2020, the company drew down the remaining $1.4 billion from its revolving credit facility and suspended its dividend. Since then, it has announced internal protocols to ramp production safely and, while halting its autonomous driving efforts temporarily, has maintained back-up engineers to operate the cars when operations resume. Kratos Defense & Security Solutions (KTOS) detracted from performance after raising $200 million in equity to support acquisitions like ASC Digital, a satellite antenna manufacturer.
Average Annual Total Returns as of 7/31/20
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Autonomous Technology & Robotics ETF (ARKQ)
Net Asset Value	59.43%	22.98%	23.35%	19.14%
Market Price	59.65%	23.00%	23.35%	19.18%
S&P 500 Index	11.96%	12.01%	11.49%	11.23%
MSCI World Net Index	7.23%	7.52%	7.52%	7.35%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/20 (At Net Asset Value)
*
ARKQ’s inception date is 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKQ is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Innovation ETF (ARKK)
The ARK Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that rely on or benefit from the development of new products or services, technological improvements and advancements in scientific research relating to the areas of genomics (“Genomic Revolution Theme”), robotics and autonomous technology (“Robotics and Autonomous Technology Theme”), next generation internet (“Next Generation Internet Theme”) or financial technology (“Fintech Theme”).
During the fiscal year ended July 31, 2020, the ARK Innovation ETF outperformed the S&P 500 and the MSCI World Index.
The top contributors to ARKK’s performance were Tesla (TSLA), 2U (TWOU), Square (SQ), CRISPR Therapeutics (CRSP), and Compugen (CGEN). Tesla’s (TSLA) first quarter 2020 deliveries surpassed analysts’ expectations before its Fremont factory shut down in response to the coronavirus crisis. After Fremont reopened in early May, analysts began to anticipate better than expected second quarter deliveries as well as the potential for a Terafactory for Cybertruck production in Austin, Texas. Tesla continues to gain market share, now roughly a quarter of the global electric vehicle market. 2U (TWOU) contributed as analysts focused on the increase in demand for online education, and 2U’s robust position, in the midst of the COVID-19 crisis. 2U surpassed first quarter 2020 expectations on both the top and bottom line, and announced a new undergraduate program at Simmons University. Square (SQ) contributed to performance as investors began to grasp the potential of Cash App as a Digital Wallet during the pandemic. While Square’s seller ecosystem still is facing pressures from COVID-19 related commerce restrictions, Cash App seems to have gained market share, especially because of the important role it played in facilitating the government’s Payment Protection Plan (PPP).
The biggest detractors from ARKK’s performance were Stratasys (SSYS), Twitter (TWTR), LendingClub (LC), NanoString Technologies
(NSTG), and Slack Technologies (WORK). Stratasys’ (SSYS) 3D printing services suffered from a sluggish industrial recovery which then collapsed in response to the COVID-19 crisis. Aerospace and autos were particularly hard hit. In December 2019, Stratasys appointed a new CEO and in mid-2020 announced a 10% reduction in its global workforce. LendingClub (LC) also detracted based on concerns about bad loans in an economically challenging environment. In response, the company announced in April 2020 that it would cut approximately 30% of its workforce and reduce compensation for top management. In our view, these moves have increased the probability that regulators will approve its acquisition of Radius Bank, in turn enabling it to build a Digital Wallet. In June 2020, LendingClub announced the expansion of its LCX platform, aiming to increase transparency as registered institutional investors analyze, price, and bid on loans. LCX should increase LendingClub’s total addressable market and preserve its liquidity, as the loans will not be held on LendingClub’s balance sheet. Slack Technologies (WORK) detracted from performance after reporting a 50% increase in first quarter 2020 revenues, missing expectations that the COVID-19 crisis had elevated for this collaborative online messaging network. Importantly, Slack won Amazon Web Services (AWS) as a customer and launched ‘Connect’, offering cross-company collaboration opportunities.
Average Annual Total Returns as of 7/31/20
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Innovation ETF (ARKK)
Net Asset Value	66.82%	41.79%	32.08%	28.93%
Market Price	66.47%	41.75%	32.04%	28.95%
S&P 500 Index	3.00%	12.01%	11.49%	11.21%
MSCI World Net Index	7.23%	7.52%	7.52%	7.59%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/20 (At Net Asset Value)
*
ARKK’s inception date is 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKK is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Next Generation Internet ETF (ARKW)
The ARK Next Generation Internet ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of next generation internet.
During the fiscal year ended July 31, 2020, the ARK Next Generation Internet ETF (ARKW) outperformed the S&P 500 Index and outperformed the MSCI World Index.
The top contributors to ARKW’s performance were Tesla (TSLA), 2U (TWOU), Square (SQ), Pinduoduo (PDD), and Roku (ROKU). Tesla’s (TSLA) first quarter 2020 deliveries surpassed analysts’ expectations before its Fremont factory shut down in response to the COVID-19 crisis. After Fremont reopened in early May, analysts began to anticipate better than expected second quarter deliveries as well as the potential for a Terafactory for Cybertruck production in Austin, Texas. Tesla continues to gain market share, now roughly a quarter of the global electric vehicle market. 2U (TWOU) contributed as analysts focused on the increase in demand for online education, and 2U’s robust position, in the midst of the COVID-19 crisis. 2U surpassed first quarter 2020 expectations on both the top and bottom line, and announced a new undergraduate program at Simmons University. Square (SQ) contributed to performance as investors began to grasp the potential of Cash App as a Digital Wallet during the pandemic. While Square’s seller ecosystem still is facing pressures from COVID-19 related commerce restrictions, Cash App seems to have gained market share, especially because of the important role it played in facilitating the government’s Payment Protection Plan (PPP).
The biggest detractors from ARKW’s performance were LendingClub (LC), Grubhub (GRUB), Twitter (TWTR), Eventbrite (EB), and Slack Technologies (WORK). LendingClub (LC) detracted based on concerns about bad loans in an economically challenging environment. In response, the company announced in April 2020 that it would cut approximately 30% of its workforce and reduce compensation for top management. In our view, these moves have increased the probability that regulators will approve its acquisition of Radius Bank, in turn enabling it to build a Digital Wallet. In June 2020, LendingClub announced the expansion of its LCX platform, aiming to increase transparency as registered institutional investors analyze, price, and bid on loans. LCX should increase LendingClub’s total addressable market and preserve its liquidity, as the loans will not be held on LendingClub’s balance sheet. Grubhub (GRUB) also detracted after reporting poor financial results and lowering guidance in the third quarter of 2019. Management now expects an industry-wide slowdown in food delivery as new restaurant inventory dries up and consumers increasingly order on multiple platforms, especially as “stay at home” orders in response to the COVID-19 crisis intensified competition from Uber and Lyft. Slack Technologies (WORK) detracted from performance after reporting a 50% increase in first quarter 2020 revenues, missing expectations that the COVID-19 crisis had elevated for this collaborative online messaging network. Importantly, Slack won Amazon Web Services (AWS) as a customer and launched ‘Connect’, offering cross-company collaboration opportunities.
Average Annual Total Returns as of 7/31/20
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Next Generation Internet ETF (ARKW)
Net Asset Value	90.13%	46.14%	37.76%	35.45%
Market Price	89.58%	46.08%	37.72%	35.46%
S&P 500 Index	11.96%	12.01%	11.49%	11.23%
MSCI World Net Index	7.23%	7.52%	7.52%	7.35%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/20 (At Net Asset Value)
*
ARKW’s inception date is 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKW is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Fintech Innovation ETF (ARKF)
The ARK Fintech Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of financial technology (“Fintech”) innovation.
During the fiscal year ended July 31, 2020, the ARK Fintech Innovation ETF (ARKF) outperformed the S&P 500 Index and the MSCI World Index.
The top contributors to ARKF’s performance were Square (SQ), Pinduoduo (PDD), Apple (AAPL), Meituan Dianping (3690 HK), and MercadoLibre (MELI). Square (SQ) contributed to performance as investors began to grasp the potential of Cash App as a Digital Wallet during the pandemic. While Square’s seller ecosystem still is facing pressures from COVID-19 related commerce restrictions, Cash App seems to have gained market share, especially because of the important role it played in facilitating the government’s Payment Protection Plan (PPP). Pinduoduo (PDD) appreciated as its social shopping experience proliferated in China, spearheaded by users aged 19 to 35 years. MercadoLibre (MELI) also contributed as investors noted the impact that COVID-19 has had on the adoption of e-commerce and digital payments in Latin America. MercadoLibre also announced its third fulfillment center in Brazil as it continues to enhance its position as what we believe is the leading e-commerce platform in Latin America.
The biggest detractors from ARKF’s performance were Wirecard (WDI), LendingClub (LC), Eventbrite (EB), Rakuten (4755 JP) and HDFC Bank (HDB). Wirecard (WDI) detracted from performance after the company announced in June 2020 that its auditor, Ernst & Young, was unable to obtain sufficient evidence of the cash balances associated with $2.1 billion in Asian trust accounts. ARK disgorged its position immediately upon learning that Wirecard either may have perpetrated accounting fraud or had been its victim. LendingClub (LC) also detracted based on concerns about bad loans in an economically challenging environment. In response, the company announced in April 2020 that it would cut approximately 30% of its workforce and reduce compensation for top management. In our view, these moves have increased the probability that regulators will approve its acquisition of Radius Bank, in turn enabling it to build a Digital Wallet. In June 2020, LendingClub announced the expansion of its LCX platform, aiming to increase transparency as registered institutional investors analyze, price, and bid on loans. LCX should increase LendingClub’s total addressable market and preserve its liquidity, as the loans will not be held on LendingClub’s balance sheet. Eventbrite (EB) detracted from performance as the COVID-19 crisis caused more event cancellations and curbed attendance at events not cancelled.
Average Annual Total Returns as of 7/31/20
	1 Year	Since Inception (Annualized)
ARK Fintech Innovation ETF (ARKF)
Net Asset Value	60.36%	49.97%
Market Price	60.59%	50.19%
S&P 500 Index	11.96%	15.77%
MSCI World Net Index	7.23%	11.00%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/20 (At Net Asset Value)
*
ARKF’s inception date is 2/4/19.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKF is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: The 3D Printing ETF (PRNT)
The 3D Printing ETF is an indexed exchange traded fund that seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index, which is designed to track the price movements of the stocks of companies involved in the 3D printing industry.
The 3D Printing ETF is the only pure-play ETF dedicated to the 3D printing ecosystem. During the fiscal year ended July 31, 2020, The 3D Printing ETF (PRNT) underperformed the S&P 500 Index and the MSCI World Index.
The top contributors to PRNT’s performance were Renishaw (TSW), Autodesk (ADSK), Microsoft (MSFT), Ansys (ANSS), and Materialise (MTLS). Materialise (MTLS) contributed positively as government demand soared for 3D printed equipment like ventilators, nasal swabs, and face mask shields during the COVID-19 pandemic. In most cases 3D printers can print parts much more quickly and inexpensively than traditional manufacturing processes.
The biggest detractors from PRNT’s performance were Titomic (TTT.AU), Stratasys (SSYS), Conformis (CFMS), SLM Solutions (AM3D.GY), and 3D Systems (DDD). 3D Systems (DDD) detracted as the pandemic impacted printer sales to its dental and jewelry customers. In May 2020, 3D Systems announced Jeffrey Graves, former CEO of MTS Systems, as its new CEO.
Average Annual Total Returns as of 7/31/20
	1 Year	3 Year	Since Inception (Annualized)
The 3D Printing ETF (PRNT)
Net Asset Value	1.15%	-3.46%	3.48%
Market Price	-0.34%	-3.63%	3.35%
S&P 500 Index	11.96%	12.01%	12.96%
MSCI World Net Index	7.23%	7.52%	9.81%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/20 (At Net Asset Value)
*
PRNT’s inception date is 7/19/16.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for PRNT is 0.66%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (concluded)
(Unaudited)
Investment Results: The ARK Israel Innovative Technology ETF (IZRL)
The ARK Israel Innovative Technology ETF is an indexed exchange traded fund that seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the ARK Israeli Innovation Index, which is designed to track the price movements of exchange-listed Israeli companies whose main business operations are causing disruptive innovation in the areas of genomics, biotechnology, industrials, manufacturing, the Internet, and/or information technology.
During the fiscal year ended July 31, 2020, the ARK Israel Innovative Technology ETF (IZRL) outperformed the S&P 500 Index and the MSCI World Index.
The top contributors to IZRL’s performance were Compugen (CGEN), Fiverr International (FVRR), Wix.com (WIX), Solaredge Technologies (SEDG), and Audiocodes (AUDC). Compugen (CGEN) contributed to performance due to the success of its TIGIT and PVRIG programs. The FDA cleared an IND application for a Phase 1/2 study evaluating COM701, an anti-PVRIG antibody, in combination with Opdivo, a check point inhibitor, and Bristol Myers Squibb’s investigational anti-TIGIT antibody in patients with advanced solid tumors.
The biggest detractors from IZRL’s performance were Fattal Holdings (FTAL.TA), Ituran Location and Control (ITRN), Bet Shemesh Engines Holdings (BSEN.TA), Sol-Gel Technologies (SLGL), and Stratasys (SSYS). Fattal Holdings (FTAL.TA) detracted from performance after the company suspended its hotel business and put thousands of its employees on unpaid leave in response to the COVID-19 crisis. The company intends to close 50 of its 180 hotels in Israel and Europe and has considered the sale of 50% or more of its hotels.
Average Annual Total Returns as of 7/31/20
	1 Year	Since Inception (Annualized)
The ARK Israel Innovative Technology ETF (IZRL)
Net Asset Value	24.31	10.91%
Market Price	22.41%	10.49%
S&P 500 Index	11.96%	10.54%
MSCI World Net Index	7.23%	6.10%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/20 (At Net Asset Value)
*
IZRL’s inception date is 12/5/17.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for IZRL is 0.49%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

Shareholder Expense Examples
(Unaudited)
As a shareholder of an ARK ETF (each, a “Fund” and collectively, “Funds”) you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The examples below are based on an investment of  $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2020 through July 31, 2020).
Actual Expenses
The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2020	Ending Account Value 7/31/2020	Annualized Expense Ratios for the Period	Expenses Paid During the Period(a)
ARK Genomic Revolution ETF
Actual	$1,000.00	$1,640.40	0.75%	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	0.75%	$3.77
ARK Autonomous Technology & Robotics ETF
Actual	$1,000.00	$1,366.10	0.75%	$4.41
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	0.75%	$3.77
ARK Innovation ETF
Actual	$1,000.00	$1,553.00	0.75%	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	0.75%	$3.77
ARK Next Generation Internet ETF
Actual	$1,000.00	$1,575.20	0.75%	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	0.75%	$3.77
ARK Fintech Innovation ETF
Actual	$1,000.00	$1,431.20	0.75%	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	0.75%	$3.77
The 3D Printing ETF
Actual	$1,000.00	$999.50	0.66%	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	0.66%	$3.32
The ARK Israel Innovative Technology ETF
Actual	$1,000.00	$1,098.10	0.49%	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.49%	$2.46

(a)
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (the number of days in the period, then divided by 366).

Sector Diversification (as a percentage of total investments)
July 31, 2020 (Unaudited)
ARK Genomic Revolution
ETF (ARKG)

■	Health Care	97.1%
■	Information Technology	2.5
■	Money Market Fund	0.4
		100.0
ARK Autonomous Technology
& Robotics ETF (ARKQ)

■	Information Technology	46.5%
■	Industrials	24.0
■	Consumer Discretionary	17.4
■	Communication Services	9.5
■	Health Care	2.4
■	Money Market Fund	0.2
		100.0
ARK Innovation ETF (ARKK)

■	Information Technology	33.6%
■	Health Care	33.1
■	Communication Services	16.2
■	Consumer Discretionary	9.5
■	Industrials	3.8
■	Financials	3.7
■	Money Market Fund	0.1
		100.0
ARK Next Generation
Internet ETF (ARKW)

■	Information Technology	43.7%
■	Communication Services	31.6
■	Consumer Discretionary	15.3
■	Financials	6.1
■	Health Care	3.1
■	Money Market Fund	0.2
		100.0
ARK Fintech Innovation
ETF (ARKF)

■	Information Technology	39.6%
■	Communication Services	23.5
■	Financials	18.6
■	Consumer Discretionary	16.0
■	Industrials	2.0
■	Money Market Fund	0.3
		100.0
The 3D Printing ETF (PRNT)

■	Information Technology	63.2%
■	Industrials	24.0
■	Health Care	8.7
■	Materials	2.6
■	Consumer Discretionary	0.8
■	Money Market Fund	0.6
■	Consumer Staples	0.1
		100.0

Sector Diversification (as a percentage of total investments) (concluded)
July 31, 2020 (Unaudited)
The ARK Israel Innovative
Technology ETF (IZRL)

■	Information Technology	50.6%
■	Health Care	26.1
■	Communication Services	9.6
■	Industrials	7.6
■	Consumer Discretionary	4.9
■	Money Market Fund	1.2
		100.0

Schedule of Investments
ARK Genomic Revolution ETF
July 31, 2020
Investments	Shares	Value
COMMON STOCKS – 99.7%
Biotechnology – 67.0%
AquaBounty Technologies, Inc.*	1,313,831	$4,007,184
Arcturus Therapeutics Holdings, Inc.*†	1,965,560	102,661,199
CareDx, Inc.*	1,684,558	56,180,009
Castle Biosciences, Inc.*	554,258	21,460,870
Cellectis SA (France)*†(a)	2,836,321	44,530,240
Cellular Biomedicine Group, Inc.*	703,899	9,270,350
CRISPR Therapeutics AG (Switzerland)*	2,050,934	175,272,820
Editas Medicine, Inc.*	1,799,533	52,834,289
Evogene Ltd. (Israel)*	462,553	471,804
Fate Therapeutics, Inc.*	1,193,129	37,309,144
Incyte Corp.*	389,316	38,448,848
Inovio Pharmaceuticals, Inc.*	902,521	17,545,008
Intellia Therapeutics, Inc.*	2,479,318	44,156,654
Invitae Corp.*	5,837,948	170,468,082
Ionis Pharmaceuticals, Inc.*	411,618	23,692,732
Iovance Biotherapeutics, Inc.*	1,990,573	57,865,957
Organovo Holdings, Inc.*†	7,623,939	5,023,413
Pluristem Therapeutics, Inc.*†	1,367,202	13,398,579
Precigen, Inc.*	11	46
Seres Therapeutics, Inc.*	3,766,846	14,088,004
Syros Pharmaceuticals, Inc.*†	3,335,155	31,650,621
Twist Bioscience Corp.*	1,162,349	65,138,038
Veracyte, Inc.*	1,428,215	50,944,429
Vertex Pharmaceuticals, Inc.*	109,014	29,651,808
Total Biotechnology		1,066,070,128
Health Care Equipment & Supplies – 2.9%
Cerus Corp.*	6,541,564	46,641,351
Health Care Providers & Services – 2.6%
Guardant Health, Inc.*	476,086	40,553,006
Health Care Technology – 2.9%
Accolade, Inc.*	257,209	8,343,860
Phreesia, Inc.*	272,218	8,182,873
Schrodinger, Inc.*	181,919	13,167,297
Teladoc Health, Inc.*	66,363	15,769,840
Total Health Care Technology		45,463,870
Life Sciences Tools & Services – 21.8%
10X Genomics, Inc., Class A*	393,743	38,732,499
Adaptive Biotechnologies Corp.*	485,862	18,132,370
Berkeley Lights, Inc.*	30,884	1,852,114
Codexis, Inc.*	1,170,156	13,842,945
Compugen Ltd. (Israel)*†	5,679,627	81,843,425
Illumina, Inc.*	238,742	91,237,643
NanoString Technologies, Inc.*	621,400	22,438,754
Pacific Biosciences of California, Inc.*†	9,630,257	35,920,859
Personalis, Inc.*†	2,420,227	42,136,152
Total Life Sciences Tools & Services		346,136,761
Investments	Shares	Value
Technology Hardware, Storage & Peripherals – 2.5%
Pure Storage, Inc., Class A*	2,266,333	$40,476,707
Total Common Stocks (Cost $1,182,430,714)		1,585,341,823
MONEY MARKET FUND – 0.4%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio, 0.04%(b) (Cost $5,799,562)	5,799,562	5,799,562
Total Investments – 100.1% (Cost $1,188,230,276)		1,591,141,385
Liabilities in Excess of Other Assets – (0.1)%		(1,285,170)
Net Assets – 100.0%		$1,589,856,215

†
Affiliated security

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Rate shown represents annualized 7-day yield as of July 31, 2020.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Genomic Revolution ETF
July 31, 2020
Affiliated Issuer Transactions
A summary of the Fund’s transactions with affiliated issuers during the year ended July 31, 2020 is as follows:
Value ($) at 7/31/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2020	Value ($) at 7/31/2020
Common Stocks — 22.5%
Biotechnology — 12.4%
Arcturus Therapeutics Holdings, Inc.
13,607,577	60,562,504	(45,800,371)	5,944,398	68,347,091	—	—	1,965,560	102,661,199
Cellectis SA
13,375,800	34,400,375	(3,553,116)	(1,085,285)	1,392,466	—	—	2,836,321	44,530,240
Organovo Holdings, Inc.
2,223,167	1,027,344	(168,978)	(16,656)	1,958,536	—	—	7,623,939	5,023,413
Pluristem Therapeutics, Inc.
2,859,527	6,769,305	(233,680)	38,054	3,965,373	—	—	1,367,202	13,398,579
Syros Pharmaceuticals, Inc.
6,821,154	21,814,895	(1,359,707)	166,606	4,207,673	—	—	3,335,155	31,650,621
Life Sciences Tools & Services — 10.1%
Compugen Ltd.
9,974,321	51,708,536	(19,960,255)	2,038,366	38,082,457	—	—	5,679,627	81,843,425
Pacific Biosciences of California, Inc.
—	38,264,784	(723,326)	83,519	(1,704,118)	—	—	9,630,257	35,920,859
Personalis, Inc.
5,403,411	25,543,095	(643,755)	135,758	11,697,643	—	—	2,420,227	42,136,152
54,264,957	240,090,838	(72,443,188)	7,304,760	127,947,121	—	—	34,858,288	357,164,488
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level  1 – Quoted prices in active markets for identical assets.

•
Level  2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level  3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2020, based upon the three levels defined above:
ARK Genomic Revolution ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$1,585,341,823	$—	$—	$1,585,341,823
Money Market Fund	5,799,562	—	—	5,799,562
Total	$1,591,141,385	$—	$—	$1,591,141,385

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Autonomous Technology & Robotics ETF
July 31, 2020
Investments	Shares	Value
COMMON STOCKS – 99.9%
Aerospace & Defense – 9.3%
AeroVironment, Inc.*	155,009	$11,865,939
Elbit Systems Ltd. (Israel)	48,858	6,886,535
Kratos Defense & Security Solutions, Inc.*	851,258	15,331,156
Virgin Galactic Holdings, Inc.*	337,653	7,580,310
Total Aerospace & Defense		41,663,940
Auto Components – 1.4%
Workhorse Group, Inc.*	405,651	6,295,704
Automobiles – 10.9%
BYD Co. Ltd. (China)(a)	228,638	4,318,972
Tesla, Inc.*	30,969	44,309,206
Total Automobiles		48,628,178
Biotechnology – 0.5%
Organovo Holdings, Inc.*	3,063,991	2,018,864
Diversified Telecommunication – 3.0%
Iridium Communications, Inc.*	493,997	13,530,578
Electrical Equipment – 0.8%
Rockwell Automation, Inc.	17,119	3,734,339
Electronic Equipment, Instruments & Components – 5.9%
FLIR Systems, Inc.	347,582	14,480,266
Trimble, Inc.*	269,478	11,994,466
Total Electronic Equipment, Instruments & Components		26,474,732
Health Care Equipment & Supplies – 1.9%
Intuitive Surgical, Inc.*	12,244	8,392,527
Interactive Media & Services – 6.6%
Alphabet, Inc., Class C*	11,432	16,953,199
Baidu, Inc. (China)*(a)	64,907	7,749,896
Tencent Holdings Ltd. (China)(a)	67,740	4,639,512
Total Interactive Media & Services		29,342,607
Internet & Direct Marketing Retail – 5.1%
Amazon.com, Inc.*	2,666	8,437,037
JD.com, Inc. (China)*(a)	227,745	14,527,853
Total Internet & Direct Marketing Retail		22,964,890
Machinery – 13.9%
Caterpillar, Inc.	95,086	12,635,028
Deere & Co.	82,647	14,571,493
ExOne Co. (The)*	815,399	7,142,895
Komatsu Ltd. (Japan)(a)	524,191	10,289,869
Proto Labs, Inc.*	145,985	17,535,718
Total Machinery		62,175,003
Investments	Shares	Value
Semiconductors & Semiconductor Equipment – 14.3%
NVIDIA Corp.	15,898	$6,750,132
NXP Semiconductors NV (Netherlands)	69,354	8,151,176
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	68,640	5,415,009
Teradyne, Inc.	133,325	11,860,592
Xilinx, Inc.	296,497	31,828,953
Total Semiconductors & Semiconductor Equipment		64,005,862
Software – 19.7%
2U, Inc.*	840,664	39,591,071
ANSYS, Inc.*	16,341	5,075,515
Autodesk, Inc.*	20,071	4,745,386
Materialise NV (Belgium)*(a)	955,465	21,411,971
Splunk, Inc.*	61,901	12,988,068
Synopsys, Inc.*	22,995	4,581,064
Total Software		88,393,075
Technology Hardware, Storage & Peripherals – 6.6%
Apple, Inc.	22,574	9,594,853
Nano Dimension Ltd. (Israel)*(a)	132,921	304,389
Stratasys Ltd.*	1,316,010	19,713,830
Total Technology Hardware, Storage & Peripherals		29,613,072
Total Common Stocks (Cost $355,137,005)		447,233,371
MONEY MARKET FUND – 0.2%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio, 0.04%(b) (Cost $894,278)	894,278	894,278
Total Investments – 100.1% (Cost $356,031,283)		448,127,649
Liabilities in Excess of Other Assets – (0.1)%		(240,202)
Net Assets – 100.0%		$447,887,447

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Rate shown represents annualized 7-day yield as of July 31, 2020.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Autonomous Technology & Robotics ETF
July 31, 2020
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level  1 – Quoted prices in active markets for identical assets.

•
Level  2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level  3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2020, based upon the three levels defined above:
ARK Autonomous Technology & Robotics ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$447,233,371	$—	$—	$447,233,371
Money Market Fund	894,278	—	—	894,278
Total	$448,127,649	$—	$—	$448,127,649

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Innovation ETF
July 31, 2020
Investments	Shares	Value
COMMON STOCKS – 99.8%
Automobiles – 9.5%
Tesla, Inc.*	409,529	$585,937,712
Biotechnology – 23.7%
CRISPR Therapeutics AG (Switzerland)*†	4,091,443	349,654,719
Editas Medicine, Inc.*†	5,712,794	167,727,632
Intellia Therapeutics, Inc.*†	6,965,670	124,058,583
Invitae Corp.*†	14,951,785	436,592,122
Iovance Biotherapeutics, Inc.*	3,843,729	111,737,202
Organovo Holdings, Inc.*†	16,924,153	11,151,324
Seres Therapeutics, Inc.*†	8,356,976	31,255,090
Syros Pharmaceuticals, Inc.*†	5,520,217	52,386,859
Twist Bioscience Corp.*	1,030,966	57,775,335
Veracyte, Inc.*†	3,127,792	111,568,341
Total Biotechnology		1,453,907,207
Consumer Finance – 3.7%
LendingClub Corp.*	1,073	5,601
LendingTree, Inc.*	649,137	224,789,652
Total Consumer Finance		224,795,253
Diversified Telecommunication – 1.2%
Iridium Communications, Inc.*	2,695,794	73,837,798
Entertainment – 8.6%
HUYA, Inc. (China)*(a)	2,955,435	71,876,179
Roku, Inc.*	2,361,805	365,819,977
Spotify Technology SA*	342,559	88,318,561
Total Entertainment		526,014,717
Health Care Equipment & Supplies – 1.8%
Cerus Corp.*†	15,457,670	110,213,187
Interactive Media & Services – 6.4%
Pinterest, Inc., Class A*	3,053,164	104,692,994
Snap, Inc., Class A*	3,274,807	73,421,173
Zillow Group, Inc., Class C*	3,105,737	212,401,353
Total Interactive Media & Services		390,515,520
IT Services – 8.5%
Square, Inc., Class A*	3,777,708	490,535,384
Twilio, Inc., Class A*	124,699	34,593,996
Total IT Services		525,129,380
Life Sciences Tools & Services – 7.6%
Compugen Ltd. (Israel)*†	9,872,785	142,266,832
Illumina, Inc.*	573,972	219,349,139
NanoString Technologies, Inc.*†	2,829,129	102,159,848
Total Life Sciences Tools & Services		463,775,819
Investments	Shares	Value
Machinery – 3.8%
ExOne Co. (The)*†	2,081,774	$18,236,340
Proto Labs, Inc.*†	1,815,420	218,068,251
Total Machinery		236,304,591
Semiconductors & Semiconductor Equipment – 5.0%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	979,808	77,297,053
Teradyne, Inc.	1,407,644	125,224,010
Xilinx, Inc.	996,268	106,949,370
Total Semiconductors & Semiconductor Equipment		309,470,433
Software – 15.7%
2U, Inc.*†	6,130,964	288,737,750
Autodesk, Inc.*	236,173	55,838,382
DocuSign, Inc.*	154,272	33,450,798
Materialise NV (Belgium)*†(a)	4,028,838	90,286,259
PagerDuty, Inc.*	3,529,029	107,564,804
Slack Technologies, Inc., Class A*	6,318,479	186,711,055
Splunk, Inc.*	608,432	127,661,202
Zscaler, Inc.*	546,094	70,910,306
Total Software		961,160,556
Technology Hardware, Storage & Peripherals – 4.3%
Pure Storage, Inc., Class A*	8,139,992	145,380,257
Stratasys Ltd.*†	7,616,477	114,094,825
Total Technology Hardware, Storage & Peripherals		259,475,082
Total Common Stocks (Cost $4,175,739,651)		6,120,537,255
MONEY MARKET FUND – 0.1%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio, 0.04%(b) (Cost $4,814,606)	4,814,606	4,814,606
Total Investments – 99.9% (Cost $4,180,554,257)		6,125,351,861
Other Assets in Excess of Liabilities – 0.1%		7,247,223
Net Assets – 100.0%		$6,132,599,084

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Innovation ETF
July 31, 2020
Affiliated Issuer Transactions
A summary of the Fund’s transactions with affiliated issuers during the year ended July 31, 2020 is as follows:
Value ($) at 7/31/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2020	Value ($) at 7/31/2020
Common Stocks — 38.6%
Biotechnology — 20.9%
CRISPR Therapeutics AG
70,073,957	199,526,771	(35,768,441)	1,869,829	113,952,603	—	—	4,091,443	349,654,719
Editas Medicine, Inc.
66,282,336	100,651,715	(13,210,632)	(4,351,914)	18,356,127	—	—	5,712,794	167,727,632
Intellia Therapeutics, Inc.
86,891,910	35,582,348	(6,074,347)	(640,931)	8,299,603	—	—	6,965,670	124,058,583
Invitae Corp.
118,723,411	262,162,348	(89,129,250)	12,741,531	132,094,082	—	—	14,951,785	436,592,122
Organovo Holdings, Inc.
4,755,267	2,095,155	(272,120)	56,976	4,516,046	—	—	16,924,153	11,151,324
Seres Therapeutics, Inc.
10,703,415	20,165,775	(949,141)	345,354	989,687	—	—	8,356,976	31,255,090
Syros Pharmaceuticals, Inc.
16,900,088	30,436,887	(1,438,626)	502,981	5,985,529	—	—	5,520,217	52,386,859
Veracyte, Inc.
42,763,406	48,168,114	(6,104,190)	2,754,489	23,986,522	—	—	3,127,792	111,568,341
Health Care Equipment & Supplies — 1.8%
Cerus Corp.
30,572,112	58,192,402	(1,980,685)	633,985	22,795,373	—	—	15,457,670	110,213,187
Life Sciences Tools & Services — 4.0%
Compugen Ltd.
16,670,130	72,142,621	(11,378,181)	1,889,920	62,942,342	—	—	9,872,785	142,266,832
NanoString Technologies, Inc.
82,761,229	59,181,662	(45,592,625)	2,967,486	2,842,096	—	—	2,829,129	102,159,848
Machinery – 3.8%
ExOne (The) Co.
9,585,719	10,645,924	(4,085,956)	(422,946)	2,513,599	—	—	2,081,774	18,236,340
Proto Labs, Inc.
33,763,690	165,621,095	(21,648,601)	1,052,011	39,280,056	—	—	1,815,420	218,068,251
Software – 6.2%
2U, Inc.
32,558,400	146,154,042	(60,602,705)	(12,898,790)	183,526,803	—	—	6,130,964	288,737,750
Materialise NV
36,870,453	51,400,106	(5,901,983)	824,415	7,093,268	—	—	4,028,838	90,286,259
Technology Hardware, Storage & Peripherals — 1.9%
Stratasys Ltd.
128,171,117	61,782,586	(6,494,839)	680,520	(70,044,559)	—	—	7,616,477	114,094,825
788,046,640	1,323,909,551	(310,632,322)	8,004,916	559,129,177	—	—	115,483,887	2,368,457,962

†
Affiliated security

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Rate shown represents annualized 7-day yield as of July 31, 2020.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Innovation ETF
July 31, 2020
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2020, based upon the three levels defined above:
ARK Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$6,120,537,255	$—	$—	$6,120,537,255
Money Market Fund	4,814,606	—	—	4,814,606
Total	$6,125,351,861	$—	$—	$6,125,351,861

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Next Generation Internet ETF
July 31, 2020
Investments	Shares	Value
COMMON STOCKS – 97.8%
Automobiles – 9.0%
Tesla, Inc.*	120,599	$172,548,225
Biotechnology – 2.2%
Veracyte, Inc.*	1,155,552	41,218,540
Consumer Finance – 4.0%
LendingClub Corp.*	3,195,063	16,678,229
LendingTree, Inc.*	174,222	60,331,336
Total Consumer Finance		77,009,565
Entertainment – 16.3%
HUYA, Inc. (China)*(a)	2,307,803	56,125,769
Netflix, Inc.*	62,889	30,745,174
Roku, Inc.*	849,090	131,515,550
Sea Ltd. (Taiwan)*(a)	376,309	45,984,960
Spotify Technology SA*	191,337	49,330,506
Total Entertainment		313,701,959
Health Care Technology – 1.0%
Teladoc Health, Inc.*	83,837	19,922,186
Interactive Media & Services – 15.3%
Baidu, Inc. (China)*(a)	1	119
Eventbrite, Inc., Class A*	7,390	62,963
Facebook, Inc., Class A*	186,903	47,411,684
Pinterest, Inc., Class A*	1,510,168	51,783,661
Snap, Inc., Class A*	2,484,748	55,708,050
Tencent Holdings Ltd. (China)(a)	666,321	45,636,325
Twitter, Inc.*	642,159	23,374,588
Zillow Group, Inc., Class C*	1,023,419	69,991,625
Total Interactive Media & Services		293,969,015
Internet & Direct Marketing Retail – 6.3%
Alibaba Group Holding Ltd. (China)*(a)	131,139	32,918,512
Amazon.com, Inc.*	16,157	51,131,735
MercadoLibre, Inc. (Argentina)*	32,704	36,779,572
Total Internet & Direct Marketing Retail		120,829,819
IT Services – 12.3%
Adyen NV (Netherlands)*(a)	287,338	9,729,265
Okta, Inc.*	78,713	17,393,999
PayPal Holdings, Inc.*	101,228	19,847,774
Shopify, Inc., Class A (Canada)*	1	1,024
Square, Inc., Class A*	1,211,366	157,295,875
Twilio, Inc., Class A*	114,753	31,834,777
Total IT Services		236,102,714
Investments	Shares	Value
Semiconductors & Semiconductor Equipment – 4.6%
NVIDIA Corp.	42,167	$17,903,687
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	224,797	17,734,235
Xilinx, Inc.	483,415	51,894,600
Total Semiconductors & Semiconductor Equipment		87,532,522
Software – 22.8%
2U, Inc.*	1,530,710	72,088,788
Adobe, Inc.*	43,503	19,329,253
Alteryx, Inc., Class A*	115,601	20,286,820
Atlassian Corp. PLC, Class A*	117,576	20,769,800
Crowdstrike Holdings, Inc., Class A*	170,555	19,306,826
DocuSign, Inc.*	48,111	10,431,908
HubSpot, Inc.*	86,770	20,357,110
PagerDuty, Inc.*	1,470,309	44,815,018
salesforce.com, Inc.*	82,571	16,088,959
Slack Technologies, Inc., Class A*	1,797,680	53,121,444
Splunk, Inc.*	208,487	43,744,742
Synopsys, Inc.*	97,581	19,440,087
Trade Desk, Inc. (The), Class A*	46,801	21,122,227
VMware, Inc., Class A*	123,164	17,268,825
Workday, Inc., Class A*	109,687	19,844,572
Zscaler, Inc.*	153,178	19,890,163
Total Software		437,906,542
Technology Hardware, Storage & Peripherals – 4.0%
Apple, Inc.	69,368	29,484,175
Pure Storage, Inc., Class A*	2,645,423	47,247,255
Total Technology Hardware, Storage & Peripherals		76,731,430
Total Common Stocks (Cost $1,371,720,788)		1,877,472,517
UNIT TRUST – 2.1%
Financials – 2.1%
Grayscale Bitcoin Trust BTC* (Cost $31,724,920)	3,154,453	40,424,315
MONEY MARKET FUND – 0.2%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio, 0.04%(b) (Cost $4,286,379)	4,286,379	4,286,379
Total Investments – 100.1% (Cost $1,407,732,087)		1,922,183,211
Liabilities in Excess of Other Assets – (0.1)%		(2,138,268)
Net Assets – 100.0%		$1,920,044,943

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Rate shown represents annualized 7-day yield as of July 31, 2020.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Next Generation Internet ETF
July 31, 2020
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level  1 – Quoted prices in active markets for identical assets.

•
Level  2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level  3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2020, based upon the three levels defined above:
ARK Next Generation Internet ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$1,877,472,517	$—	$—	$1,877,472,517
Unit Trust‡	40,424,315	—	—	40,424,315
Money Market Fund	4,286,379	—	—	4,286,379
Total	$1,922,183,211	$—	$—	$1,922,183,211

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Fintech Innovation ETF
July 31, 2020
Investments	Shares	Value
COMMON STOCKS – 99.8%
Banks – 2.8%
HDFC Bank Ltd. (India)*(a)	100,422	$4,694,729
Silvergate Capital Corp., Class A*	120,421	1,646,155
TCS Group Holding PLC, Class Reg S (Russia)(b)	136,594	3,435,339
Total Banks		9,776,223
Capital Markets – 6.5%
Charles Schwab Corp. (The)	94,488	3,132,277
Interactive Brokers Group, Inc., Class A	146,294	7,256,182
Intercontinental Exchange, Inc.	74,382	7,198,690
SBI Holdings, Inc. (Japan)	247,300	5,156,026
Total Capital Markets		22,743,175
Consumer Finance – 5.6%
LendingClub Corp.*	799,569	4,173,750
LendingTree, Inc.*	44,203	15,307,057
Total Consumer Finance		19,480,807
Entertainment – 3.5%
Sea Ltd. (Taiwan)*(a)	98,712	12,062,606
Insurance – 3.7%
Discovery Ltd. (South Africa)	551,989	3,578,907
ZhongAn Online P&C Insurance Co. Ltd., Class H (China)*(c)	1,539,570	9,227,130
Total Insurance		12,806,037
Interactive Media & Services – 20.0%
Facebook, Inc., Class A*	29,871	7,577,376
Pinterest, Inc., Class A*	388,311	13,315,184
Snap, Inc., Class A*	259,291	5,813,304
Tencent Holdings Ltd. (China)(a)	225,883	15,470,727
Z Holdings Corp. (Japan)	1,936,193	10,188,083
Zillow Group, Inc., Class C*	249,828	17,085,737
Total Interactive Media & Services		69,450,411
Internet & Direct Marketing Retail – 16.1%
Alibaba Group Holding Ltd. (China)*(a)	43,644	10,955,517
Amazon.com, Inc.*	3,485	11,028,910
Meituan Dianping, Class B (China)*	402,501	9,966,058
MercadoLibre, Inc. (Argentina)*	17,405	19,574,011
Pinduoduo, Inc. (China)*(a)	44,106	4,048,931
Rakuten, Inc. (Japan)	21,400	195,088
Total Internet & Direct Marketing Retail		55,768,515
IT Services – 21.0%
Adyen NV (Netherlands)*(c)	7,714	12,875,900
PayPal Holdings, Inc.*	55,491	10,880,120
Investments	Shares	Value
Square, Inc., Class A*	313,980	$40,770,303
Twilio, Inc., Class A*	23,951	6,644,487
Wirecard AG (Germany)*	1,902	4,334
Yeahka Ltd. (China)*	345,200	1,705,890
Total IT Services		72,881,034
Professional Services – 2.0%
TransUnion	37,299	3,340,871
Verisk Analytics, Inc.	18,428	3,477,548
Total Professional Services		6,818,419
Semiconductors & Semiconductor Equipment – 2.4%
NVIDIA Corp.	8,246	3,501,169
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	60,222	4,750,914
Total Semiconductors & Semiconductor Equipment		8,252,083
Software – 11.5%
DocuSign, Inc.*	28,914	6,269,423
Guidewire Software, Inc.*	33,869	3,985,027
Intuit, Inc.	10,969	3,360,572
Lightspeed POS, Inc. (Canada)*	62,801	1,774,153
salesforce.com, Inc.*	20,011	3,899,143
Slack Technologies, Inc., Class A*	114,185	3,374,167
Splunk, Inc.*	40,837	8,568,419
Workday, Inc., Class A*	28,999	5,246,499
Zscaler, Inc.*	27,249	3,538,283
Total Software		40,015,686
Technology Hardware, Storage & Peripherals – 4.7%
Apple, Inc.	38,697	16,447,773
Total Common Stocks (Cost $263,319,031)		346,502,769
MONEY MARKET FUND – 0.3%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio, 0.04%(d) (Cost $1,021,950)	1,021,950	1,021,950
Total Investments – 100.1% (Cost $264,340,981)		347,524,719
Liabilities in Excess of Other Assets – (0.1)%		(187,750)
Net Assets – 100.0%		$347,336,969

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Global Depositary Receipt

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)
Rate shown represents annualized 7-day yield as of July 31, 2020.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Fintech Innovation ETF
July 31, 2020
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2020, based upon the three levels defined above:
ARK Fintech Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$346,502,769	$—	$—	$346,502,769
Money Market Fund	1,021,950	—	—	1,021,950
Total	$347,524,719	$—	$—	$347,524,719

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
The 3D Printing ETF
July 31, 2020
Investments	Shares	Value
COMMON STOCKS – 99.3%
Aerospace & Defense – 1.9%
Aerojet Rocketdyne Holdings, Inc.*	9,129	$376,571
Hexcel Corp.	1,170	43,641
Moog, Inc., Class A	6,616	355,412
Total Aerospace & Defense		775,624
Air Freight & Logistics – 1.0%
United Parcel Service, Inc., Class B	2,914	416,003
Auto Components – 0.8%
Cie Generale des Etablissements Michelin SCA (France)	3,252	338,404
Chemicals – 0.7%
Arkema SA (France)	502	51,813
DuPont de Nemours, Inc.	952	50,913
Eastman Chemical Co.	689	51,420
Evonik Industries AG (Germany)	1,855	49,973
Koninklijke DSM NV (Netherlands)	357	54,501
Toray Industries, Inc. (Japan)	10,608	45,506
Total Chemicals		304,126
Electrical Equipment – 1.4%
AMETEK, Inc.	5,406	504,110
SGL Carbon SE (Germany)*	13,607	50,249
Total Electrical Equipment		554,359
Electronic Equipment, Instruments & Components – 12.3%
FARO Technologies, Inc.*	8,998	538,351
Hexagon AB, Class B (Sweden)*	7,825	506,914
Renishaw PLC (United Kingdom)	35,970	2,277,023
Trimble, Inc.*	39,531	1,759,525
Total Electronic Equipment, Instruments & Components		5,081,813
Health Care Equipment & Supplies – 8.7%
Align Technology, Inc.*	1,620	475,988
Medtronic PLC	3,599	347,231
NuVasive, Inc.*	5,936	339,183
Straumann Holding AG (Switzerland)	2,089	2,046,172
Stryker Corp.	1,846	356,832
Total Health Care Equipment & Supplies		3,565,406
Industrial Conglomerates – 1.7%
3M Co.	325	48,903
General Electric Co.	49,482	300,355
Siemens AG (Germany)	2,730	348,337
Total Industrial Conglomerates		697,595
Investments	Shares	Value
Machinery – 17.2%
ExOne Co. (The)*	238,535	$2,089,567
Lincoln Electric Holdings, Inc.	3,896	352,159
OC Oerlikon Corp. AG (Switzerland)	40,896	340,297
Proto Labs, Inc.*	17,565	2,109,908
Sandvik AB (Sweden)*	2,723	50,426
SLM Solutions Group AG (Germany)*	240,506	2,127,620
Total Machinery		7,069,977
Metals & Mining – 1.9%
Allegheny Technologies, Inc.*	5,205	45,231
Arconic Corp.*	20,871	339,989
Carpenter Technology Corp.	2,259	50,511
Kaiser Aluminum Corp.	4,947	306,467
voestalpine AG (Austria)	2,325	51,338
Total Metals & Mining		793,536
Professional Services – 0.8%
Bertrandt AG (Germany)	9,356	346,057
Semiconductors & Semiconductor Equipment – 1.1%
Ultra Clean Holdings, Inc.*	14,795	445,181
Software – 30.2%
Altair Engineering, Inc., Class A*	46,088	1,857,346
ANSYS, Inc.*	5,809	1,804,275
Autodesk, Inc.*	7,348	1,737,288
Dassault Systemes SE (France)	9,825	1,783,460
Materialise NV (Belgium)*(a)	76,529	1,715,015
Microsoft Corp.	8,438	1,729,874
PTC, Inc.*	21,407	1,831,583
Total Software		12,458,841
Technology Hardware, Storage & Peripherals – 19.6%
3D Systems Corp.*	299,390	1,972,980
HP, Inc.	112,297	1,974,181
MGI Digital Graphic Technology (France)*	44,769	2,127,889
Stratasys Ltd.*	130,563	1,955,834
Xerox Holdings Corp.	3,010	50,117
Total Technology Hardware, Storage & Peripherals		8,081,001
Total Common Stocks (Cost $36,788,944)		40,927,923
PREFERRED STOCK – 0.1%
Household Products – 0.1%
Henkel AG & Co. KGaA (Germany) (Cost $62,096)	529	51,970

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
The 3D Printing ETF
July 31, 2020
Investments	Shares	Value
MONEY MARKET FUND – 0.6%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio, 0.04%(b) (Cost $234,023)	234,023	234,023
Total Investments – 100.0% (Cost $37,085,063)		41,213,916
Other Assets in Excess of Liabilities – 0.0%(c)		3,151
Net Assets – 100.0%		$41,217,067

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Rate shown represents annualized 7-day yield as of July 31, 2020.

(c)
Less than 0.05%

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
The 3D Printing ETF
July 31, 2020
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2020, based upon the three levels defined above:
The 3D Printing ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$40,927,923	$—	$—	$40,927,923
Preferred Stock‡	51,970	—	—	51,970
Money Market Fund	234,023	—	—	234,023
Total	$41,213,916	$—	$—	$41,213,916

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
The ARK Israel Innovative Technology ETF
July 31, 2020
Investments	Shares	Value
COMMON STOCKS – 98.1%
Aerospace & Defense – 5.1%
Elbit Systems Ltd. (Israel)	8,866	$1,244,643
RADA Electronic Industries Ltd. (Israel)*	188,377	1,190,543
Total Aerospace & Defense		2,435,186
Biotechnology – 10.2%
Ayala Pharmaceuticals, Inc. (Israel)*	32,364	431,412
Gamida Cell Ltd. (Israel)*	255,161	1,023,196
Kamada Ltd. (Israel)*	130,630	1,108,741
Pluristem Therapeutics, Inc.*	130,897	1,282,790
UroGen Pharma Ltd.*	47,826	1,056,476
Total Biotechnology		4,902,615
Communications Equipment – 17.2%
AudioCodes Ltd. (Israel)	35,319	1,274,663
BATM Advanced Communications (Israel)*	695,023	1,143,488
Ceragon Networks Ltd. (Israel)*	505,712	1,324,965
Gilat Satellite Networks Ltd. (Israel)*	219,479	1,226,888
Ituran Location and Control Ltd. (Israel)	76,257	1,008,880
Radware Ltd. (Israel)*	45,535	1,163,419
Silicom Ltd. (Israel)*	30,326	1,142,380
Total Communications Equipment		8,284,683
Diversified Telecommunication – 2.3%
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)*	1,117,549	1,117,894
Health Care Equipment & Supplies – 4.1%
Inmode Ltd.*	33,806	1,093,962
PolyPid Ltd. (Israel)*	61,360	857,813
Total Health Care Equipment & Supplies		1,951,775
Hotels, Restaurants & Leisure – 2.1%
Fattal Holdings 1998 Ltd. (Israel)*	24,940	993,220
Internet & Direct Marketing Retail – 2.7%
Fiverr International Ltd. (Israel)*	14,100	1,317,363
IT Services – 7.6%
Matrix IT Ltd. (Israel)	49,960	1,288,415
One Software Technologies Ltd. (Israel)	14,887	1,121,460
Wix.com Ltd. (Israel)*	4,252	1,235,121
Total IT Services		3,644,996
Life Sciences Tools & Services – 2.3%
Compugen Ltd. (Israel)*	75,019	1,081,024
Media – 2.6%
Perion Network Ltd. (Israel)*	210,737	1,253,885
Pharmaceuticals – 9.3%
Biondvax Pharmaceuticals Ltd. (Israel)*(a)	27,553	943,139
Redhill Biopharma Ltd. (Israel)*(a)	172,301	1,366,347
Taro Pharmaceutical Industries Ltd.*	17,236	1,120,512
Teva Pharmaceutical Industries Ltd. (Israel)*(a)	91,735	1,058,622
Total Pharmaceuticals		4,488,620
Investments	Shares	Value
Professional Services – 2.5%
Danel Adir Yeoshua Ltd. (Israel)	11,600	$1,196,129
Semiconductors & Semiconductor Equipment – 7.7%
Camtek Ltd. (Israel)	87,107	1,309,218
Nova Measuring Instruments Ltd. (Israel)*	24,228	1,245,319
Tower Semiconductor Ltd. (Israel)*	54,361	1,168,762
Total Semiconductors & Semiconductor Equipment		3,723,299
Software – 15.4%
Allot Ltd. (Israel)*	106,726	1,295,654
Check Point Software Technologies Ltd. (Israel)*	9,667	1,211,758
CyberArk Software Ltd.*	10,772	1,269,373
Hilan Ltd. (Israel)*	26,603	1,184,456
Nice Ltd. (Israel)*(a)	5,869	1,204,554
Sapiens International Corp. NV (Israel)	41,099	1,255,985
Total Software		7,421,780
Technology Hardware, Storage & Peripherals – 2.3%
Stratasys Ltd.*	74,684	1,118,766
Wireless Telecommunication Services – 4.7%
Cellcom Israel Ltd. (Israel)*	294,051	1,139,950
Partner Communications Co. Ltd. (Israel)*	275,024	1,124,344
Total Wireless Telecommunication Services		2,264,294
Total Common Stocks (Cost $42,322,472)		47,195,529
MONEY MARKET FUND – 1.2%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio, 0.04%(b) (Cost $595,832)	595,832	595,832
Total Investments – 99.3% (Cost $42,918,304)		47,791,361
Other Assets in Excess of Liabilities – 0.7%		332,115
Net Assets – 100.0%		$48,123,476

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Rate shown represents annualized 7-day yield as of July 31, 2020.

Country	Value	% of Net Assets
Israel	$40,253,650	83.6%
United States	7,537,711	15.7
Total Investments	47,791,361	99.3
Other Assets in Excess of Liabilities	332,115	0.7
Net Assets	$48,123,476	100.0%

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
The ARK Israel Innovative Technology ETF
July 31, 2020
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2020, based upon the three levels defined above:
The ARK Israel Innovative Technology ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$47,195,529	$—	$—	$47,195,529
Money Market Fund	595,832	—	—	595,832
Total	$47,791,361	$—	$—	$47,791,361

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

July 31, 2020
	ARK Genomic Revolution ETF	ARK Autonomous Technology & Robotics ETF	ARK Innovation ETF	ARK Next Generation Internet ETF
ASSETS:
Investments in non-affiliated securities at value (Note 2)	$1,233,976,897	$448,127,649	$3,756,893,899	$1,922,183,211
Investments in affiliated securities at value (Note 2)	357,164,488	—	2,368,457,962	—
Cash	—	—	—	599,912
Receivables:
Dividends and interest	182	115,720	480	83
Capital shares sold	—	5,269,049	8,042,714	—
Investment securities sold	—	—	47,721,411	34,347,600
Reclaims	844	9,836	—	—
Total Assets	1,591,142,411	453,522,254	6,181,116,466	1,957,130,806
LIABILITIES:
Due to custodian for foreign currency	—	—	—	—
Payables:
Capital shares purchased	—	—	8,042,714	24,870,032
Investment securities purchased	310,066	5,389,935	36,853,563	11,127,701
Management fees (Note 3)	976,130	244,872	3,621,105	1,088,130
Total Liabilities	1,286,196	5,634,807	48,517,382	37,085,863
NET ASSETS	$1,589,856,215	$447,887,447	$6,132,599,084	$1,920,044,943
NET ASSETS CONSIST OF:
Paid-in capital	$1,171,653,628	$353,197,107	$4,124,469,174	$1,434,559,082
Total distributable earnings	418,202,587	94,690,340	2,008,129,910	485,485,861
NET ASSETS	$1,589,856,215	$447,887,447	$6,132,599,084	$1,920,044,943
Shares outstanding	29,605,000	8,500,000	76,300,000	19,300,000
Net asset value, per share	$53.70	$52.69	$80.37	$99.48
Investments in non-affiliated securities at cost	$945,637,760	$356,031,283	$2,507,252,095	$1,407,732,087
Investments in affiliated securities at cost	$242,592,516	$—	$1,673,302,162	$—
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

July 31, 2020
	ARK Fintech Innovation ETF	The 3D Printing ETF	The ARK Israel Innovative Technology ETF
ASSETS:
Investments in non-affiliated securities at value (Note 2)	$347,524,719	$41,213,916	$47,791,361
Cash	—	—	—
Receivables:
Dividends and interest	15	3,607	13
Capital shares sold	10,869,347	—	193,652
Investment securities sold	—	—	580,346
Reclaims	—	20,584	—
Total Assets	358,394,081	41,238,107	48,565,372
LIABILITIES:
Due to custodian for foreign currency	—	18	10
Payables:
Investment securities purchased	10,877,308	—	422,836
Management fees (Note 3)	179,804	20,692	18,655
Other accrued expenses	—	330	395
Total Liabilities	11,057,112	21,040	441,896
NET ASSETS	$347,336,969	$41,217,067	$48,123,476
NET ASSETS CONSIST OF:
Paid-in capital	$262,653,482	$48,039,351	$45,311,066
Total distributable earnings/accumulated (loss)	84,683,487	(6,822,284)	2,812,410
NET ASSETS	$347,336,969	$41,217,067	$48,123,476
Shares outstanding	9,600,001	1,850,001	1,925,001
Net asset value, per share	$36.18	$22.28	$25.00
Investments in non-affiliated securities at cost	$264,340,981	$37,085,063	$42,918,304
Foreign currency at cost	$—	$—	$—
See accompanying Notes to Financial Statements.

Statements of Operations

For the Year Ended July 31, 2020
	ARK Genomic Revolution ETF	ARK Autonomous Technology & Robotics ETF	ARK Innovation ETF	ARK Next Generation Internet ETF
INVESTMENT INCOME:
Unaffiliated dividend income	$124,769	$865,252	$1,325,527	$448,814
Foreign withholding tax	—	(48,010)	—	—
Total Income	124,769	817,242	1,325,527	448,814
EXPENSES:
Management fees (Note 3)	4,923,952	1,490,820	18,698,418	4,831,522
Overdraft expense	2,620	123	1,438	305
Total Expenses	4,926,572	1,490,943	18,699,856	4,831,827
Net Investment Loss(1)	(4,801,803)	(673,701)	(17,374,329)	(4,383,013)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments in non-affiliated securities	26,764,960	13,904,189	133,304,636	21,714,366
Investments in affiliated securities	4,388,940	—	(12,766,585)	—
In-kind redemptions - non-affiliated securities	12,213,238	9,333,522	23,433,649	85,878,041
In-kind redemptions - affiliated securities	2,915,820	—	20,771,501	—
Net realized gain	46,282,958	23,237,711	164,743,201	107,592,407
Change in unrealized appreciation (depreciation) on:
Investments in non-affiliated securities	226,715,743	86,069,260	1,194,566,825	494,848,037
Investments in affiliated securities	127,947,121	—	559,129,177	—
Foreign currency translation	—	—	—	—
Change in unrealized appreciation	354,662,864	86,069,260	1,753,696,002	494,848,037
Net realized and unrealized gain on investments and foreign currency translation	400,945,822	109,306,971	1,918,439,203	602,440,444
Net Increase in Net Assets Resulting From Operations	$396,144,019	$108,633,270	$1,901,064,874	$598,057,431

(1)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended July 31, 2020
	ARK Fintech Innovation ETF	The 3D Printing ETF	The ARK Israel Innovative Technology ETF
INVESTMENT INCOME:
Unaffiliated dividend income	$429,778	$231,533	$100,081
Foreign withholding tax	(32,193)	(10,721)	(23,581)
Total Income	397,585	220,812	76,500
EXPENSES:
Management fees (Note 3)	842,746	218,001	105,658
Overdraft expense	1,349	700	220
Other expenses	—	3,350	2,196
Total Expenses	844,095	222,051	108,074
Net Investment Loss(1)	(446,510)	(1,239)	(31,574)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments in non-affiliated securities	2,078,215	(2,153,377)	(742,714)
Foreign currency transactions	(15,538)	(6,031)	(8,891)
In-kind redemptions - non-affiliated securities	447,401	1,560,347	396,363
Net realized gain (loss)	2,510,078	(599,061)	(355,242)
Change in unrealized appreciation (depreciation) on:
Investments in non-affiliated securities	77,376,226	1,419,230	5,366,547
Foreign currency translation	(527)	402	39
Change in unrealized appreciation	77,375,699	1,419,632	5,366,586
Net realized and unrealized gain on investments and foreign currency translation	79,885,777	820,571	5,011,344
Net Increase in Net Assets Resulting From Operations	$79,439,267	$819,332	$4,979,770

(1)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	ARK Genomic Revolution ETF		ARK Autonomous Technology & Robotics ETF
	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2020	Year Ended July 31, 2019
OPERATIONS:
Net investment loss(1)	$(4,801,803)	$(2,179,466)	$(673,701)	$(674,548)
Net realized gain on investments and foreign currency transactions	46,282,958	25,900,191	23,237,711	3,471,938
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	354,662,864	28,708,292	86,069,260	(9,895,930)
Net increase (decrease) in net assets resulting from operations	396,144,019	52,429,017	108,633,270	(7,098,540)
DISTRIBUTIONS TO SHAREHOLDERS	(15,340,243)	(4,922,218)	—	(4,348,608)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	787,535,328	235,645,363	211,181,482	50,205,611
Cost of shares redeemed	(44,448,521)	(49,301,508)	(38,824,698)	(27,308,583)
Net increase in net assets resulting from shareholder transactions	743,086,807	186,343,855	172,356,784	22,897,028
Increase in net assets	1,123,890,583	233,850,654	280,990,054	11,449,880
NET ASSETS:
Beginning of year	465,965,632	232,114,978	166,897,393	155,447,513
End of year	$1,589,856,215	$465,965,632	$447,887,447	$166,897,393
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	13,505,000	7,905,000	5,050,000	4,450,000
Shares sold	17,450,000	7,400,000	4,600,000	1,450,000
Shares redeemed	(1,350,000)	(1,800,000)	(1,150,000)	(850,000)
Shares outstanding, end of year	29,605,000	13,505,000	8,500,000	5,050,000

(1)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	ARK Innovation ETF		ARK Next Generation Internet ETF
	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2020	Year Ended July 31, 2019
OPERATIONS:
Net investment loss(1)	$(17,374,329)	$(9,544,034)	$(4,383,013)	$(3,273,290)
Net realized gain on investments and foreign currency transactions	164,743,201	50,604,740	107,592,407	14,501,310
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,753,696,002	110,287,456	494,848,037	4,395,482
Net increase in net assets resulting from operations	1,901,064,874	151,348,162	598,057,431	15,623,502
DISTRIBUTIONS TO SHAREHOLDERS	(7,062,842)	(34,468,980)	—	(50,115,280)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,631,373,836	647,982,297	1,186,185,851	81,866,367
Cost of shares redeemed	(124,030,220)	(204,196,228)	(295,858,352)	(287,990,649)
Net increase (decrease) in net assets resulting from shareholder transactions	2,507,343,616	443,786,069	890,327,499	(206,124,282)
Increase (decrease) in net assets	4,401,345,648	560,665,251	1,488,384,930	(240,616,060)
NET ASSETS:
Beginning of year	1,731,253,436	1,170,588,185	431,660,013	672,276,073
End of year	$6,132,599,084	$1,731,253,436	$1,920,044,943	$431,660,013
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	35,800,000	26,300,000	8,250,000	12,200,000
Shares sold	42,950,000	14,400,000	15,900,000	1,600,000
Shares redeemed	(2,450,000)	(4,900,000)	(4,850,000)	(5,550,000)
Shares outstanding, end of year	76,300,000	35,800,000	19,300,000	8,250,000

(1)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	ARK Fintech Innovation ETF		The 3D Printing ETF
	Year Ended July 31, 2020	February 4, 2019(1) to July 31, 2019	Year Ended July 31, 2020	Year Ended July 31, 2019
OPERATIONS:
Net investment loss(2)	$(446,510)	$(71,427)	$(1,239)	$(17,961)
Net realized gain (loss) on investments and foreign currency transactions	2,510,078	1,127,922	(599,061)	(5,764,630)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	77,375,699	5,807,494	1,419,632	1,741,293
Net increase (decrease) in net assets resulting from operations	79,439,267	6,863,989	819,332	(4,041,298)
DISTRIBUTIONS TO SHAREHOLDERS	(1,037,795)	—	(23,952)	(292,707)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	197,037,365	68,421,723	8,287,730	2,216,019
Cost of shares redeemed	(2,334,638)	(1,052,942)	(7,537,609)	(5,430,215)
Net increase (decrease) in net assets resulting from shareholder transactions	194,702,727	67,368,781	750,121	(3,214,196)
Increase (decrease) in net assets	273,104,199	74,232,770	1,545,501	(7,548,201)
NET ASSETS:
Beginning of period	74,232,770	—	39,671,566	47,219,767
End of period	$347,336,969	$74,232,770	$41,217,067	$39,671,566
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,250,001	—	1,800,001	1,950,001
Shares sold	6,450,000	3,300,001	400,000	100,000
Shares redeemed	(100,000)	(50,000)	(350,000)	(250,000)
Shares outstanding, end of period	9,600,001	3,250,001	1,850,001	1,800,001

(1)
Commencement of operations.

(2)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	The ARK Israel Innovative Technology ETF
	Year Ended July 31, 2020	Year Ended July 31, 2019
OPERATIONS:
Net investment income (loss)(1)	$(31,574)	$77,200
Net realized gain (loss) on investments and foreign currency transactions	(355,242)	991,174
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,366,586	(758,258)
Net increase in net assets resulting from operations	4,979,770	310,116
DISTRIBUTIONS TO SHAREHOLDERS	(392,106)	(586,392)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	26,567,457	2,686,575
Cost of shares redeemed	(2,543,189)	(4,794,955)
Net increase (decrease) in net assets resulting from shareholder transactions	24,024,268	(2,108,380)
Increase (decrease) in net assets	28,611,932	(2,384,656)
NET ASSETS:
Beginning of period	19,511,544	21,896,200
End of period	$48,123,476	$19,511,544
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	950,001	1,050,001
Shares sold	1,100,000	125,000
Shares redeemed	(125,000)	(225,000)
Shares outstanding, end of period	1,925,001	950,001

(1)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Financial Highlights
ARK Genomic Revolution ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)	Year Ended August 31, 2016	For the Period October 31, 2014(2) through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$34.50	$29.36	$22.24	$18.03	$20.85	$20.00
Net investment loss(3)	(0.28)	(0.19)	(0.18)	(0.12)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	20.53	5.80	7.63	4.33	(2.70)	0.94
Total gain (loss) from investment operations	20.25	5.61	7.45	4.21	(2.82)	0.85
Distributions to shareholders:
Net realized gains	(1.05)	(0.47)	(0.33)	—	—	—
Total distributions	(1.05)	(0.47)	(0.33)	—	—	—
Net asset value, end of period	$53.70	$34.50	$29.36	$22.24	$18.03	$20.85
Market value, end of period	$53.70	$34.58	$29.40	$22.29	$18.01	$21.13
Total Return at Net Asset Value(4)	60.41%	19.87%	33.80%	23.34%	(13.52)%	4.25%
Total Return at Market Value(4)	60.05%	20.00%	33.66%	23.77%	(14.77)%	5.65%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$1,589,856	$465,966	$232,115	$23,460	$7,302	$8,444
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%(5)	0.90%	0.95%(5)
Net investment loss(6)	(0.73)%	(0.63)%	(0.64)%	(0.67)%(5)	(0.67)%	(0.47)%(5)
Portfolio turnover rate(7)	50%	64%	80%	65%	77%	65%

(1)
The Trust changed its fiscal and tax reporting period from August 31 to July 31.

(2)
Commencement of operations.

(3)
Based on average daily shares outstanding.

(4)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(5)
Annualized.

(6)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(7)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Autonomous Technology & Robotics ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)	Year Ended August 31, 2016	For the Period September 30, 2014(2) through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$33.05	$34.93	$29.59	$21.14	$18.33	$20.00
Net investment loss(3)	(0.13)	(0.13)	(0.05)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	19.77	(0.91)	5.89	8.52	3.07	(1.60)
Total gain (loss) from investment operations	19.64	(1.04)	5.84	8.45	3.00	(1.67)
Distributions to shareholders:
Net investment income	—	—	(0.02)	—	—	—
Net realized gains	—	(0.84)	(0.48)	—	(0.19)	—
Total distributions	—	(0.84)	(0.50)	—	(0.19)	—
Net asset value, end of period	$52.69	$33.05	$34.93	$29.59	$21.14	$18.33
Market value, end of period	$52.78	$33.06	$35.01	$29.63	$21.14	$18.43
Total Return at Net Asset Value(4)	59.43%	(2.66)%	19.86%	39.97%	16.43%	(8.35)%
Total Return at Market Value(4)	59.65%	(2.84)%	19.98%	40.16%	15.84%	(7.85)%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$447,887	$166,897	$155,448	$66,578	$15,853	$12,829
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%(5)	0.89%	0.95%(5)
Net investment loss(6)	(0.34)%	(0.39)%	(0.15)%	(0.31)%(5)	(0.38)%	(0.40)%(5)
Portfolio turnover rate(7)	71%	54%	57%	44%	67%	86%

(1)
The Trust changed its fiscal and tax reporting period from August 31 to July 31.

(2)
Commencement of operations.

(3)
Based on average daily shares outstanding.

(4)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(5)
Annualized.

(6)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(7)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Innovation ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)	Year Ended August 31, 2016	For the Period October 31, 2014(2) through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$48.36	$44.51	$29.59	$20.60	$20.06	$20.00
Net investment loss(3)	(0.38)	(0.30)	(0.13)	(0.15)	(0.15)	(0.12)
Net realized and unrealized gain on investments	32.58	5.32	15.54(4)	9.14	1.16	0.18
Total gain from investment operations	32.20	5.02	15.41	8.99	1.01	0.06
Distributions to shareholders:
Net investment income	—	—	(0.09)	—	—	—
Net realized gains	(0.19)	(1.17)	(0.40)	—	(0.47)	—
Total distributions	(0.19)	(1.17)	(0.49)	—	(0.47)	—
Net asset value, end of period	$80.37	$48.36	$44.51	$29.59	$20.60	$20.06
Market value, end of period	$80.37	$48.46	$44.55	$29.62	$20.61	$20.10
Total Return at Net Asset Value(5)	66.82%	12.14%	52.38%(4)	43.64%	4.98%	0.30%
Total Return at Market Value(5)	66.47%	12.27%	52.38%(4)	43.72%	4.90%	0.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$6,132,599	$1,731,253	$1,170,588	$85,813	$9,271	$7,020
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%(6)	0.89%	0.95%(6)
Net investment loss(7)	(0.70)%	(0.67)%	(0.33)%	(0.67)%(6)	(0.76)%	(0.69)%(6)
Portfolio turnover rate(8)	80%	80%	89%	70%	110%	108%

(1)
The Trust changed its fiscal and tax reporting period from August 31 to July 31.

(2)
Commencement of operations.

(3)
Based on average daily shares outstanding.

(4)
The Adviser has reimbursed the Fund $15,999 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.

(5)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(6)
Annualized.

(7)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(8)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Next Generation Internet ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)	Year Ended August 31, 2016	For the Period September 30, 2014(2) through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$52.32	$55.10	$36.82	$24.42	$22.02	$20.00
Net investment loss(3)	(0.45)	(0.33)	(0.09)	(0.17)	(0.17)	(0.13)
Net realized and unrealized gain on investments	47.61	3.09	19.32(4)	12.57	3.10	2.15
Total gain from investment operations	47.16	2.76	19.23	12.40	2.93	2.02
Distributions to shareholders:
Net investment income	—	—	(0.13)	—	—	—
Net realized gains	—	(5.54)	(0.82)	—	(0.53)	—
Total distributions	—	(5.54)	(0.95)	—	(0.53)	—
Net asset value, end of period	$99.48	$52.32	$55.10	$36.82	$24.42	$22.02
Market value, end of period	$99.49	$52.48	$55.08	$36.85	$24.38	$21.92
Total Return at Net Asset Value(5)	90.13%	7.49%	52.71%(4)	50.77%	13.43%	10.10%
Total Return at Market Value(5)	89.58%	7.80%	52.53%(4)	51.15%	13.83%	9.60%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$1,920,045	$431,660	$672,276	$68,109	$14,654	$12,111
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%(6)	0.89%	0.95%(6)
Net investment loss(7)	(0.68)%	(0.63)%	(0.18)%	(0.62)%(6)	(0.78)%	(0.65)%(6)
Portfolio turnover rate(8)	93%	92%	68%	52%	86%	103%

(1)
The Trust changed its fiscal and tax reporting period from August 31 to July 31.

(2)
Commencement of operations.

(3)
Based on average daily shares outstanding.

(4)
The Adviser has reimbursed the Fund $13,774 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.

(5)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(6)
Annualized.

(7)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(8)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Fintech Innovation ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2020	For the Period February 4, 2019(1) through July 31, 2019
Per Share Data:
Net asset value, beginning of period	$22.84	$20.00
Net investment loss(2)	(0.10)	(0.03)
Net realized and unrealized gain on investments	13.74	2.87
Total gain from investment operations	13.64	2.84
Distributions to shareholders:
Net realized gains	(0.30)	—
Total distributions	(0.30)	—
Net asset value, end of period	$36.18	$22.84
Market value, end of period	$36.26	$22.86
Total Return at Net Asset Value(3)	60.36%	14.21%
Total Return at Market Value(3)	60.59%	14.30%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$347,337	$74,233
Ratio to average net assets of:
Expenses	0.75%	0.75%(4)
Net investment loss(5)	(0.40)%	(0.24)%(4)
Portfolio turnover rate(6)	55%	22%

(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(4)
Annualized.

(5)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(6)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
The 3D Printing ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)	For the Period July 19, 2016(2) through August 31, 2016
Per Share Data:
Net asset value, beginning of period	$22.04	$24.22	$25.52	$20.81	$20.00
Net investment loss(3)	(0.00)(4)	(0.01)	(0.04)	(0.03)	0.00(4)
Net realized and unrealized gain (loss) on investments	0.25	(2.01)	(0.73)	4.74	0.81
Total gain (loss) from investment operations	0.25	(2.02)	(0.77)	4.71	0.81
Distributions to shareholders:
Net investment income	(0.01)	—	—	(0.00)(4)	—
Net realized gains	—	(0.16)	(0.53)	—	—
Total distributions	(0.01)	(0.16)	(0.53)	—	—
Net asset value, end of period	$22.28	$22.04	$24.22	$25.52	$20.81
Market value, end of period	$22.16	$22.25	$24.32	$25.52	$20.90
Total Return at Net Asset Value(5)	1.15%	(8.25)%	(3.05)%	22.64%	4.05%
Total Return at Market Value(5)	(0.34)%	(7.76)%	(2.64)%	22.11%	4.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$41,217	$39,672	$47,220	$35,726	$6,243
Ratio to average net assets of:
Expenses	0.66%	0.66%	0.66%	0.66%(6)	0.67%(6)
Net investment income (loss)(7)	0.00%(8)	(0.04)%	(0.17)%	(0.14)%(6)	0.19%(6)
Portfolio turnover rate(9)	37%	51%	53%	65%	—%

(1)
The Trust changed its fiscal and tax reporting period from August 31 to July 31.

(2)
Commencement of operations.

(3)
Based on average daily shares outstanding.

(4)
Amount represents less than $0.005.

(5)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(6)
Annualized.

(7)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(8)
Amount represents less than 0.00%.

(9)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (concluded)
The ARK Israel Innovative Technology ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2020	Year Ended July 31, 2019	For the Period December 5, 2017(1) through July 31, 2018
Per Share Data:
Net asset value, beginning of period	$20.54	$20.85	$20.00
Net investment income (loss)(2)	(0.03)	0.08	(0.00)(3)
Net realized and unrealized gain on investments	4.97	0.18	0.85
Total gain from investment operations	4.94	0.26	0.85
Distributions to shareholders:
Net investment income	(0.48)	(0.57)	—
Total distributions	(0.48)	(0.57)	—
Net asset value, end of period	$25.00	$20.54	$20.85
Market value, end of period	$24.74	$20.64	$21.04
Total Return at Net Asset Value(4)	24.31%	1.57%	4.27%
Total Return at Market Value(4)	22.41%	1.20%	5.20%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$48,123	$19,512	$21,896
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%(5)
Net investment income (loss)(6)	(0.14)%	0.37%	(0.03)%(5)
Portfolio turnover rate(7)	86%	57%	40%

(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Amount represents less than $0.005.

(4)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(5)
Annualized.

(6)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(7)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
July 31, 2020
1. Organization
ARK ETF Trust (“Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on June 7, 2013. The Trust consists of seven (7) investment portfolios: ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, The 3D Printing ETF, and The ARK Israel Innovative Technology ETF (each, a “Fund” and collectively, “Funds”). Each Fund is classified as a non-diversified management investment company under the 1940 Act.
Effective November 4, 2019, the ARK Industrial Innovation ETF changed its name to the ARK Autonomous Technology & Robotics ETF and the ARK Web x.0 ETF changed its name to the ARK Next Generation Internet ETF.
The investment objective of the ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, and ARK Fintech Innovation ETF is long-term growth of capital. The ARK Israel Innovative Technology ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the ARK Israel Innovation Index. The 3D Printing ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index. There can be no assurance that the Funds will achieve their respective investment objectives.
The Trust’s fiscal and tax reporting period is July 31.
2. Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Trust is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. The following summarizes the significant accounting policies of the Funds:
Investment Valuation
The values of each Fund’s securities are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of such security, the security will be fair valued by ARK Investment Management LLC (“Adviser”) in accordance with the Trust’s valuation policies and procedures that were approved by the Board of Trustees of the Trust (“Board”). Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security.
Investment Transactions
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on the accrual basis.
Dividend Distributions
Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends.
Currency Translation
Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in each Fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Notes to Financial Statements (continued)
July 31, 2020
3. Management and Other Agreements
Management
The ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, and ARK Fintech Innovation ETF, each pay the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.75% (“Management Fee”) in return for providing investment management and supervisory services under a comprehensive unitary structure. The 3D Printing ETF pays the Adviser a Management Fee of 0.65% in return for providing investment management and supervisory services under a comprehensive unitary structure. The ARK Israel Innovative Technology ETF pays the Adviser a Management Fee of 0.48% in return for providing investment management and supervisory services under a comprehensive unitary structure. Subject to the supervision of the Board, the Adviser provides investment management services to each Fund and provides, or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. In addition to the Management Fee, each Fund bears other fees and expenses, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).
Administrator, Custodian, Transfer Agent and Accounting Agent
The Bank of New York Mellon is the administrator for the Funds, the custodian of the Funds’ assets and provides transfer agency, fund accounting and various administrative services to the Funds (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Distribution
Foreside Fund Services, LLC serves as the Funds’ distributor (“Distributor”). The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. To date, the Rule 12b-1 Plan has not been implemented for the Funds and there is no current intention to implement the Rule 12b-1 Plan.
Board of Trustees
Effective January 1, 2020, each Independent Trustee receives an annual retainer fee of  $85,000 for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board and of the Audit Committee each also receive an additional annual retainer fee of  $20,000 and $15,000, respectively, for their service as such.
4. Creation and Redemption Transactions
As of July 31, 2020, there were an unlimited number of shares of beneficial interest without par value authorized by the Trust. Individual shares of a Fund may only be purchased and sold at market prices on a national securities exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for a Fund’s shares may be at, above or below its net asset value (“NAV”) depending on the premium or discount at which the Fund’s shares trade.
Each Fund issues and redeems shares at its NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with the Distributor. A Creation Unit consists of 50,000 shares (25,000 shares with respect to the ARK Israel Innovative Technology ETF). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities and an amount of cash or, as permitted or required by a Fund, of cash. A fixed transaction fee is imposed on each creation and redemption transaction. In addition, a variable charge for certain creation and redemption transactions will be imposed.

Notes to Financial Statements (continued)
July 31, 2020
5. Investment Transactions
The cost of purchases and the proceeds from sales of investment securities (excluding in-kind subscriptions and redemptions and short-term investments) for the year ended July 31, 2020 were as follows:
Fund	Purchases	Sales
ARK Genomic Revolution ETF	$345,912,932	$342,593,575
ARK Autonomous Technology & Robotics ETF	147,149,689	147,922,968
ARK Innovation ETF	2,158,977,127	2,082,689,479
ARK Next Generation Internet ETF	630,322,062	636,176,273
ARK Fintech Innovation ETF	69,856,985	66,717,743
The 3D Printing ETF	12,491,162	12,954,098
The ARK Israel Innovative Technology ETF	19,701,067	20,561,317
For the year ended July 31, 2020, the cost of in-kind subscriptions and the proceeds from in-kind redemptions were as follows:
	In-Kind
Fund	Subscriptions	Redemptions
ARK Genomic Revolution ETF	$761,298,991	$44,386,858
ARK Autonomous Technology & Robotics ETF	210,874,530	38,741,653
ARK Innovation ETF	2,521,197,081	123,885,165
ARK Next Generation Internet ETF	1,185,227,996	295,511,782
ARK Fintech Innovation ETF	191,921,080	2,327,198
The 3D Printing ETF	8,267,567	7,498,799
The ARK Israel Innovative Technology ETF	26,530,182	2,538,161
6. Federal Income Tax
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, a Fund will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2017 − 2020), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.
At July 31, 2020, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ARK Genomic Revolution ETF	$1,248,457,091	$365,200,827	$(22,516,533)	$342,684,294
ARK Autonomous Technology & Robotics ETF	360,033,821	98,218,672	(10,124,844)	88,093,828
ARK Innovation ETF	4,306,837,028	1,915,968,588	(97,453,755)	1,818,514,833
ARK Next Generation Internet ETF	1,429,982,644	513,910,021	(21,709,454)	492,200,567
ARK Fintech Innovation ETF	265,770,635	84,495,067	(2,740,883)	81,754,184
The 3D Printing ETF	37,471,189	6,602,000	(2,859,273)	3,742,727
The ARK Israel Innovative Technology ETF	43,953,888	6,625,163	(2,787,690)	3,837,473

Notes to Financial Statements (continued)
July 31, 2020
The differences between book-basis and tax-basis components of net assets are primarily attributable to tax deferral of losses on wash sales, PFIC, grantor trust adjustments, and undistributed short-term capital gains treated as ordinary income for tax purposes.
At July 31, 2020, the components of distributable earnings/loss on a tax basis were as follows:
Fund	Undistributed Income	Undistributed Long-term Capital Gains	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
ARK Genomic Revolution ETF	$64,486,672	$11,031,621	$—	$342,684,294	$418,202,587
ARK Autonomous Technology & Robotics ETF	6,569,669	26,843	—	88,093,828	94,690,340
ARK Innovation ETF	173,620.589	15,994,488	—	1,818,514,833	2,008,129,910
ARK Next Generation Internet ETF	—	—	(6,714,706)	492,200,567	485,485,861
ARK Fintech Innovation ETF	2,857,612	72,336	—	81,753,539	84,683,487
The 3D Printing ETF	—	—	(10,565,722)	3,743,438	(6,822,284)
The ARK Israel Innovative Technology ETF	767,537	—	(1,792,612)	3,837,485	2,812,410
At July 31, 2020, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets as follows:
Fund	Total Distributable Earnings	Paid-in Capital
ARK Genomic Revolution ETF	$(15,766,714)	$15,766,714
ARK Autonomous Technology & Robotics ETF	(10,263,859)	10,263,859
ARK Innovation ETF	(45,276,747)	45,276,747
ARK Next Generation Internet ETF	(86,609,701)	86,609,701
ARK Fintech Innovation ETF	(472,431)	472,431
The 3D Printing ETF	(1,717,446)	1,717,446
The ARK Israel Innovative Technology ETF	(460,610)	460,610
The tax character of distributions paid during the years indicated was as follows:
	Period Ended July 31, 2020		Period Ended July 31, 2019
Fund	Ordinary Income*	Long-Term Capital Gain	Ordinary Income*	Long-Term Capital Gain
ARK Genomic Revolution ETF	$15,340,243	$—	$2,428,628	$2,493,590
ARK Autonomous Technology & Robotics ETF	—	—	1,500,813	2,847,795
ARK Innovation ETF	7,062,842	—	33,361,656	1,107,324
ARK Next Generation Internet ETF	—	—	44,701,118	5,414,162
ARK Fintech Innovation ETF	1,037,795	—	—	—
The 3D Printing ETF	23,952	—	292,707	5,414,162
The ARK Israel Innovative Technology ETF	392,106	—	586,392	—

*
For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended July 31, 2020, the Funds did not incur Post October Losses and The 3D Printing ETF incurred $5,122 of late year ordinary income losses.
At July 31, 2020, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.
	Short-Term	Long-Term	Total Amount
ARK Genomic Revolution ETF	$—	$—	$—
ARK Autonomous Technology & Robotics ETF	—	—	—
ARK Innovation ETF	—	—	—
ARK Next Generation Internet ETF	—	6,714,706	6,714,706
ARK Fintech Innovation ETF	—	—	—
The 3D Printing ETF	2,010,320	8,550,280	10,560,600
The ARK Israel Innovative Technology ETF	1,081,459	711,153	1,792,612

Notes to Financial Statements (concluded)
July 31, 2020
7. Indemnification Obligations
The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
8. Investment Risks
Concentration Risk: The ARK Autonomous Technology & Robotics ETF will be concentrated in securities of issuers having their principal business activities in groups of industries in the industrials and information technology sectors, although it will not concentrate in any specific industry. The ARK Fintech Innovation ETF will be concentrated in securities of issuers having their principal business activities in the communication, technology and financials group of industries. The ARK Genomic Revolution ETF will be concentrated in securities of issuers having their principal business activities in any industry or group of industries in the health care sector, including issuers having their principal business activities in the biotechnology industry. The ARK Next Generation Internet ETF will be concentrated in securities of issuers having their principal business activities in the internet information provider and catalog and mail order house industry. The 3D Printing ETF and the ARK Israel Innovative Technology ETF may each invest 25% or more of the value of their respective net assets in securities of issuers in any one industry or group of industries if the applicable index that either Fund replicates concentrates in an industry or group of industries. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The ARK Innovation ETF will not be concentrated in any industry.
As of July 31, 2020, the ARK Genomic Revolution ETF had more than 25% of its assets invested in the biotechnology industry and the 3D Printing ETF had more than 25% of its assets invested in the software industry. To the extent a Fund’s holdings are concentrated in a particular industry or group of industries, adverse market conditions affecting those industries may have a more significant impact on the Fund than they would on a Fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.
The Funds’ prospectuses contain additional information regarding the risks associated with an investment in a Fund.
Market Risk: A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance as well as the operations of the Trust. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers, disrupt the Funds’ operations, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting. The recent pandemic spread of COVID-19 and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Funds and their investments. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.
9. Subsequent Events
Subsequent events occurring after the date of this Report have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no events have occurred that require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
ARK ETF Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, The 3D Printing ETF, and The ARK Israel Innovative Technology ETF (the “Funds”), each a series of ARK ETF Trust (the “Trust”), including the schedules of investments, as of July 31, 2020, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds constituting ARK ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
ARK Genomic Revolution ETF, ARK Innovation ETF	For the year ended July 31, 2020	For each of the two years in the period ended July 31, 2020	For each of the three years in the period ended July 31, 2020, for the eleven months ended July 31, 2017, for the year ended August 31, 2016 and for the period October 31, 2014 (commencement of operations) through August 31, 2015
ARK Autonomous Technology & Robotics ETF, ARK Next Generation Internet ETF	For the year ended July 31, 2020	For each of the two years in the period ended July 31, 2020	For each of the three years in the period ended July 31, 2020, for the eleven months ended July 31, 2017, for the year ended August 31, 2016 and for the period September 30, 2014 (commencement of operations) through August 31, 2015
ARK Fintech Innovation ETF	For the year ended July 31, 2020	For the year ended July 31, 2020 and for the period February 4, 2019 (commencement of operations) through July 31, 2019	For the year ended July 31, 2020 and for the period February 4, 2019 (commencement of operations) through July 31, 2019
The 3D Printing ETF	For the year ended July 31, 2020	For each of the two years in the period ended July 31, 2020	For each of the three years in the period ended July 31, 2020, for the eleven months ended July 31, 2017, and for the period July 19, 2016 (commencement of operations) through August 31, 2016
The ARK Israel Innovative Technology ETF	For the year ended July 31, 2020	For each of the two years in the period ended July 31, 2020	For each of the two years in the period ended July 31, 2020 and for the period December 5, 2017 through July 31, 2018

To the Board of Trustees and Shareholders of
ARK ETF Trust
Page Two
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2014.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers, and other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 25, 2020

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK ETF Trust files with the Securities and Exchange Commission on Form N-Q (prior to March 31, 2020) or Form N-PORT (after March 31, 2020) the complete schedule of portfolio holdings for each ARK ETF for the first and third quarters of each fiscal year. The ARK ETF Trust’s Forms N-Q or Form N-PORT are available on the Securities and Exchange Commission’s website at www.sec.gov. Copies of the filings are available without charge, upon request, by calling 1-212-426-7040. In addition, each ARK ETF’s current portfolio holdings are updated daily and are available on our website, www.ark-funds.com.
Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK ETFs, is available without charge, upon request, by calling 1-212-426-7040 collect or visiting our website at www.ark-funds.com or the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Record. The ARK ETFs file with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-212-426-7040 collect or visiting the Securities and Exchange Commission’s website at www.sec.gov.
Premium/Discount Information. Information about the difference between daily market prices on the secondary market for shares of each ARK ETF and the ARK ETF’s net asset value can be found on our website, www.ark-funds.com.
Tax Information
Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors. Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended July 31, 2020.
	Qualified Dividend Income*	Dividends Received Deduction*
ARK Genomic Revolution ETF	3%	3%
ARK Autonomous Technology & Robotics ETF	0%	0%
ARK Innovation ETF	4%	3%
ARK Next Generation Internet ETF	3%	2%
ARK Fintech Innovation ETF	0%	0%
The 3D Printing ETF	26%	18%
The ARK Israel Innovative Technology ETF	14%	0%

*
The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Liquidity Risk

Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (“1940 Act”), the Funds have adopted and implemented a Liquidity Risk Management Program (the “Program”). The Program addresses the Liquidity Rule’s requirements for the periodic assessment and management of Fund liquidity risk and compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. The ARK Liquidity Committee (“Administrator”) has been designated to administer the Program. The Administrator consists of certain Trust officers and representatives from compliance and trading functions.
Each of the Funds qualifies as an “In-Kind ETF” under the Liquidity Rule, which means that it meets redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and publishes its portfolio holdings daily. In-Kind ETFs are exempt from certain Liquidity Rule requirements. The Program includes provisions regarding the maintenance of In-Kind ETF status.
At its April 1, 2020 meeting, the Board of Trustees (“Board”) reviewed a written report prepared by the Administrator addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, as required under the Liquidity Rule. Among other things, this report summarized the Administrator’s annual liquidity risk assessment, testing for In-Kind ETF status and monitoring for compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. The report noted the Administrator’s conclusion that the implementation and ongoing operation of the Program and related procedures were adequate and effective in managing the Funds’ liquidity risk.

Board Approval of Management Agreements (Unaudited)

Annual Review and Approval of Trust Contracts
Under section 15(c) of the Investment Company Act of 1940 (“1940 Act”), the ARK ETF Trust’s (“Trust”) Board of Trustees (“Trustees” or “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustees”), is required annually to consider the continuation of  (i) the Supervision Agreement between the Trust and ARK Investment Management, LLC (“ARK”) on behalf of each series of the Trust (each, a “Fund” and, collectively, “Funds”); and (ii) the Investment Advisory Agreement between the Trust and ARK (collectively, “Management Agreements”) on behalf of each Fund. In advance of the quarterly Board meeting held via video conference on June 29, 2020 (“Meeting”), the Independent Trustees reviewed and discussed with ARK, Trust counsel and counsel to the Independent Trustees information provided by ARK in connection with the Board’s consideration of the continuation of the Management Agreements. The Independent Trustees also considered other information, provided to the Board during the year, as part of its evaluation process. Prior to voting on the Management Agreements, the Independent Trustees met in Executive Session with ARK’s senior management and also met in private sessions with their counsel at which time no representatives of management were present.
After the presentation of relevant information by ARK’s senior management and extensive discussions prior to and at the Meeting, the Trustees, including the Independent Trustees voting separately, unanimously approved the continuance of the Management Agreements on behalf of the Funds. The determination made by all of the Trustees to approve the continuation of the Management Agreements was made on the basis of each Trustee’s business judgment after considering all of the information presented to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the contract review process. In approving the continuation of the Management Agreements for each Fund, the following factors were considered by the Trustees, and no one factor was determinative:
(a) The nature, extent and quality of the services provided by ARK to the Funds under the Management Agreements. The Trustees considered the nature, extent and quality of the services that ARK provides and will continue to provide under the Management Agreements, including: (i) the qualifications of the portfolio manager, analysts and other key personnel of ARK who provide and will continue to provide the supervisory and investment advisory services to the Trust; and (ii) the terms of the Management Agreements. The Trustees took into account ARK’s senior management’s discussion of the various duties and responsibilities of ARK under the Management Agreements. The Trustees also considered the organizational structure of ARK, the quality of ARK’s investment, administrative, operations, and legal personnel and ARK’s management of the operations of the Funds.
Based on these and other factors, the Trustees concluded that the nature, extent and quality of the supervisory and investment advisory services that would continue to be provided to the Funds by ARK were satisfactory and supported the decision of the Trustees to approve the continuation of the Management Agreements with respect to each Fund.
(b) The investment performance of the Funds relative to comparable funds managed by other investment advisers. The Trustees considered a report prepared by an independent data provider, which compared the performance of each of the Funds, with the exception of PRNT, to that of comparable funds as identified by such independent data provider and appropriate, recognized market indices for the one-year, three-year, five-year and since inception periods ended March 31, 2020, as applicable. The Trustees took into account that PRNT’s unique investment strategy meant there were no comparable funds. The Trustees also considered ARK’s senior management’s discussion of the relative performance of the Funds.
Based upon their review of the investment performance of each Fund and ARK’s senior management’s discussion of the investment performance of the Funds, the Trustees concluded that each Fund’s overall performance was satisfactory relative to the performance of comparable funds and relevant market indices.
(c) A comparison of the annual advisory fees of the Funds with those of other funds and other funds and accounts managed by ARK with comparable investment strategies. The Trustees considered a report prepared by an independent data provider, which compared the advisory fees paid by the Funds with those paid by comparable funds as identified by such independent data provider. The Board noted that the advisory fee paid by each actively-managed Fund generally was in line with the applicable peer group median and peer group average and that the advisory fee paid by each passively-managed Fund was below the peer group median and peer group average. The Board also considered fee information for comparable funds and accounts managed by ARK. The Board noted that the fees paid by certain funds and accounts managed by ARK are the same as the advisory fees paid by the Funds and that in instances where comparable funds or accounts managed by ARK paid lower fees than the Funds, ARK generally provides these clients with fewer services than it provides to the Funds. The Board also reviewed the appropriateness of the peer groups to whose investment advisory fees the advisory fees of the actively-managed Funds were compared, and took into consideration ARK’s statement that there are a limited number of actively-managed thematic equity funds that are comparable to the actively-managed Funds. The Board also took into account the funds that comprised PRNT’s peer group.
Based on their review of the comparative fee data and the other factors considered, the Trustees concluded that the advisory fee paid by each Fund was reasonable in light of the services received by the Fund.

Board Approval of Management Agreements (Unaudited) (concluded)

(d) A comparison of the annual management fees (under the Supervision Agreement, which includes the annual advisory fees under the Investment Advisory Agreement) for the Funds with the fees of comparable funds and other accounts managed by other advisers. The Trustees considered a report prepared by an independent data provider, which compared the net expense ratios of the Funds with the net expense ratios of comparable funds as identified by such independent data provider. The Trustees noted that the actively-managed Funds’ net expense ratios were higher than the respective peer group median and peer group average and that the passively managed Funds’ net expense ratios generally were in line with the respective peer group median and peer group average. The Trustees took into account the statement by management that there are a limited number of actively-managed thematic equity funds that are comparable to the actively-managed Funds and management’s discussion of any differences between the net expense ratios of the Funds and their respective peer groups. The Board also took into account the funds that comprised PRNT’s peer group.
The Trustees also took into consideration ARK’s view that the unitary structure of the Funds’ management fees (which includes, among other things, the advisory fees) would continue to be easy to understand by investors and would provide a level of predictability with respect to the total expense ratios for the Funds.
Based on the fee comparisons provided to the Board and other factors considered, the Trustees concluded that the net expense ratio of each Fund, which reflected both the management fee and advisory fee, was reasonable.
(e) The extent to which economies of scale may be realized as the Funds’ assets increase and whether fee levels would reflect economies of scale. The Trustees considered ARK’s senior management’s discussion of the structure of the current management fees and advisory fees and noted that the unitary fee structure effectively acts as a cap on the fees and expenses (excluding certain specific investment-related and extraordinary fees and expenses) that are borne by the Funds. The Trustees noted that ARK still bears most of the ordinary fees and expenses of each Fund. The Trustees also noted that, although there currently are no breakpoints in any Fund’s management fees or advisory fees, if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
Based on these considerations, the Trustees concluded that adding breakpoints at specified levels to the Funds’ management fees and advisory fees was not appropriate at that time.
(f) The cost of the services provided and profits realized by ARK from the relationship with the Funds. The Trustees considered that certain fees and expenses of the Funds had been assumed and paid by ARK in accordance with the Management Agreements. The Trustees noted that for the 2019 calendar year, all but two of the Funds had been profitable to ARK.
Based on the information provided to the Trustees, the Trustees concluded that ARK’s profitability was reasonable given the quality and scope of services provided by ARK and the overall investment performance of the Funds.
(g) Benefits derived or to be derived by ARK and its affiliates from ARK’s relationship with the Funds. The Trustees noted that ARK’s reputation as an asset manager has likely benefitted from the performance of the Funds and had the potential to aid ARK in gathering assets for its non-fund business operations. The Trustees also considered that ARK’s affiliates were likely to benefit from the popularity and positive reception of the Funds.
The Board concluded that the nature and amount of any indirect benefits received by ARK and its affiliates from ARK’s relationship with the Funds are reasonable.
(h) Financial Resources of ARK. The Trustees then considered whether ARK was financially sound and had adequate resources to perform its obligations under the Management Agreements.
Based on the information provided to the Board, the Trustees concluded that ARK had sufficient financial resources necessary to continue to perform its obligations under the Management Agreements.
General Conclusion. Based on its consideration of all of the above factors, and such other information as it deemed relevant, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve the continuation of the Management Agreements, including the fees payable under those Agreements. Accordingly, the Board, with Independent Trustees voting separately, unanimously approved the continuation of the Management Agreements with respect to each Fund.

Board of Trustees and Executive Officers (Unaudited)

Trustees and Executive Officers. Information about the Trustees and Executive Officers of the Trust as of July 31, 2020, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.
Independent Trustees
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester, 50	Trustee	Since June 30, 2014
Chief Financial Officer, Sterling Consolidated Corp (since 2011); Director and Founder, DirectPay USA LLC (since 2006) (payroll company); Founder, Madison Park Advisors LLC (since 2011) (public company advisory); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).
Trustee and audit committee chairman of Global X ETF fund complex (2008 – 2018); Director of Sterling Consolidated Corp (since 2011).
Darlene T. DeRemer, 64	Trustee	Since June 30, 2014	Managing Partner, Grail Partners LLC (2005 – 2019).
Trustee, Member of Investment and Endowment Committee of Syracuse University (since 2010); Interested Trustee, American Independence Funds (2015 – 2020); Trustee, Risk X Investment Funds (2016 – 2020); Director, United Capital Financial Planners; Director, Hillcrest Asset Management.

Robert G. Zack, 72	Trustee	Since June 30, 2014
Adjunct Professor at the University of Virginia School of Law; Counsel, Dechert LLP
(2012 – 2014); Executive Vice President, OppenheimerFunds, Inc. (2004 – 2011); General Counsel, OppenheimerFunds, Inc. (2002 – 2010); Secretary and General Counsel, Oppenheimer Acquisition Corp. (2001 – 2011); Executive Vice President, General Counsel and Director, OFI Trust Co. (2001 – 2011); Vice President and Secretary, Oppenheimer Funds (2002 – 2011).
Trustee of University of Virginia Law School Foundation (since 2011).

(1)
The address for each Trustee and officer is 3 E. 28th Street, 7th Floor, New York, NY 10016.

(2)
Each Trustee serves until resignation, death, retirement or removal.

Board of Trustees and Executive Officers (Unaudited) (concluded)

Interested Trustee
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood, 64	Chief Executive Officer, Chief Investment Officer and Trustee	Since June 7, 2013
Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015);
Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009 – 2013).
None.

(1)
The address for each Trustee and officer is 3 E. 28th Street, 7th Floor, New York, NY 10016.

(2)
Each Trustee serves until resignation, death, retirement or removal.

Officer Information
Officer’s Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood, 64	Trustee, Chief Executive Officer and Chief Investment Officer	Since 6/30/14	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015).
William C. Cox, 54	Treasurer and Chief Financial Officer	Since 6/30/14*	Principal Financial Officer, Investment Products, ARK Investment Management LLC (since June 2018); Fund Principal Financial Officer, Foreside Financial Group, LLC (2013 – 2018).
Kellen Carter, 37	Chief Compliance Officer; Secretary; Chief Legal Officer	Since 5/26/16 Since 5/26/16 Since 12/16/16	Chief Compliance Officer, Associate General Counsel (since April 2016), Interim General Counsel, ARK Investment Management LLC (2016 – 2018), Corporate Counsel, ARK Investment Management LLC (since July 2018); Management Consultant, Wealth and Asset Management Division Ernst & Young LLP (2014 – 2016).
Thomas G. Staudt, 32	President Vice President	Since 12/16/16 03/27/15 – 12/16/16	Director of Product Development and Associate Operating Officer (2015 – 2016), Interim Chief Operating Officer, ARK Investment Management LLC (2016 – 2018), Chief Operating Officer, ARK Investment Management LLC (since April 2018); Associate Portfolio Manager, ARK Investment Management LLC (2014 – 2015).

(1)
The address for each officer is 3 E. 28th Street, 7th Floor, New York, NY 10016.

(2)
Officers are elected yearly by the Trustees.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-212-426-7040 collect or visiting our website at www.ark-funds.com.
*
In January 2018, William C. Cox resigned from Foreside Financial Group. In his place, Joshua G. Hunter served as Treasurer & CFO of the Trust. In June 2018, William was subsequently hired as an employee of ARK Investment Management, LLC and resumed his responsibilities as Treasurer & CFO of the Trust.

General Information (Unaudited)

Investment Adviser
ARK Investment Management LLC
3 E. 28th Street, 7th Floor
New York, NY 10016
Administrator, Custodian, Transfer Agent, and Accounting Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 S.16th Street, 29th Floor
Philadelphia, PA 19102

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.
ARK Invest | 3 E. 28th Street, 7th Floor, New York, NY 10016 | 212.426.7040 | info@ark-invest.com | ark-funds.com

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (“Code of Ethics”).

(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this Item.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	The registrant does not intend to satisfy the disclosure requirements under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Scott R. Chichester is qualified to serve as an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years are $100,000 for July 31, 2019 and $105,000 for July 31, 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for July 31, 2019 and $0 for July 31, 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $28,000 for July 31, 2019 and $28,000 for July 31, 2020.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for July 31, 2019 and $0 for July 31, 2020.

(e)(1)	The registrant’s audit committee (“Audit Committee”) has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Pre-Approval Policy”) that applies to any and all engagements of the independent auditor to the registrant for audit, non-audit, tax or other services. Pursuant to the Pre-Approval Policy, the Audit Committee is required to pre-approve the audit services and permissible non-audit services proposed to be performed by the independent auditor for the registrant to assure that the independence of the auditor is not in any way compromised or impaired. In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee may either grant general pre-approval of proposed services of the independent auditor through adoption of a list of authorized services together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval of services provided on a case-by-case basis (“specific pre-approval”). Unless particular services have received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. The annual audit services engagement terms and fees for the independent auditor for the registrant require specific pre-approval of the Audit Committee. The Audit Committee may grant general pre-approval for (i) other audit services, which are those services that only the independent auditor reasonably can provide, (ii) audit related services, (iii) those tax services that have historically been provided by the independent auditor, and (iv) those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services. The Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not delegated either general or specific pre-approval authority to one or more of its members.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0

(c) 21

(d) 0

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant’s fiscal year ended July 31, 2019 were $0 and for July 31, 2020 were $0.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    ARK ETF Trust

By (Signature and Title)*     /s/ Catherine D. Wood

Catherine D. Wood, Chief Executive Officer and Chief Investment Officer
(principal executive officer)

Date     9/28/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Catherine D. Wood

Catherine D. Wood, Chief Executive Officer and Chief Investment Officer
(principal executive officer)

Date     9/28/20

By (Signature and Title)*     /s/ William C. Cox

William C. Cox, Treasurer and Chief Financial Officer
(principal financial officer)

Date     9/28/20

* Print the name and title of each signing officer under his or her signature.